OPERATING AGREEMENT

                                 BY AND BETWEEN

         AMERICAN LEISURE HOSPITALTY GROUP, INC. A FLORIDA CORPORATION,

                               AS "MASTER MANAGER"

                                       AND

           SONESTA ORLANDO, INC., A FLORIDA CORPORATION, AS "OPERATOR"

SONESTA  ORLANDO  AT  TIERRA  DEL  SOL  RESORT
American  Leisure  Hospitality  Group,  Inc.
Operating  Agreement
Sonesta  Orlando,  Inc.
-----------------------

                               TABLE OF CONTENTS
                               ------------------

Article  1     Definitions                                       Page  4

Article  2     Appointment  of  Operator                         Page  19

Article  3     Operating  Standard;  Maintenance                 Page  24

Article  4     Rental  Program                                   Page  36

Article  5     Termination                                       Page  39

Article  6     Compensation                                      Page  43

Article  7     Damage  and  Destruction                          Page  45

Article  8     Condemnation                                      Page  46

Article  9     Insurance                                         Page  47

Article  10    Indemnification                                   Page  48

Article  11    Master Manager's and Operator's Covenants         Page 52

Article  12    Americans  with  Disabilities  Act                Page  59

Article  13    SONESTA  Proprietary  Marks                       Page  57

Article  14    Arbitration                                       Page  60

Article  15    General  Provisions                               Page  61

     THIS OPERATING AGREEMENT (this "Agreement") is made as of January 29, 2005, by and between AMERICAN LEISURE HOSPITALITY GROUP, INC., a Florida corporation with its main office located in Orlando, Florida ("Master Manager") and SONESTA ORLANDO, INC., a Florida corporation with its main office at c/o Sonesta International Hotels Corporation, in Boston, Massachusetts ("Operator").

                                R E C I T A L S:

     WHEREAS, Master Manager is in contract(1) with Tierra Del Sol Resort, Inc. ("Owner"), the party that holds fee simple title to that certain real property located in Davenport, Florida, totaling approximately 120+/- acres, which is legally described in Exhibit "A" attached hereto (the "Land") to provide current and ongoing services during and after the construction of the Tierra Del Sol Resort ("Resort"); and

     WHEREAS, Owner has contracted with AMERICAN LEISURE REAL ESTATE GROUP, INC. ("Developer") to construct a full-service resort upon the Land, as more particularly described in Exhibit "B": Resort Description; and

     WHEREAS, the Resort will contain Associations appertaining to the owners of commercial and residential properties within the Resort that detail the various rights, responsibilities and economic contributions to the maintenance and upkeep of the Resort Elements within the control of each such association as same are defined and described in the body of this Agreement and the declarations that empower them. All such associations are referred to herein collectively as Associations;

------------------------
(1) Master Manager's authority to engage the Operator for the Term of this Agreement is based upon the rights Master Manager has or will obtain from the entities that own or control the assets that are to be used in the operation of the hospitality business described herein. Notwithstanding the forgoing, Master Manager discloses that it does not intend to acquire agreements with the various owners' associations for longer than 3 years (or less) at any one time. Were any such contract not to be renewed or extended, the resulting lack of a management relationship with a homeowners association , or all of them, would not impair Master Manager or Operator as to their respective performance(s) under this Agreement. All contracts permit the sub-contracting of its duties and responsibilities. Renewal of such contracts will be based on the desires and intentions of the parties to any contract.

     WHEREAS, Master Manager will, by appropriate contracts, be the initial manager of the entirety(2) of the Resort including but not limited to those assets and services controlled or delegated by the various Associations and individual owners of property within the Resort; and

     WHEREAS, Master Manager desires to subcontract and assign certain of its management duties and responsibilities regarding the Resort to Operator, and Operator desires to assume and perform such duties and responsibilities; and

     WHEREAS, Master Manager and Operator further desire to enter into this Agreement to establish the terms and scope of the responsibilities of the Parties, the compensation for all services rendered and the division (and the method of such division) of the net revenues afforded by this Agreement.

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

     In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings assigned to them herein, unless the context otherwise indicates:

1.1     "Accounting  Standards"  shall  mean  generally accepted accounting
         ----------------------
principles, consistently applied. Such standards and procedures are sometimes referred to herein as "GAAP".

1.2     "ADA"  shall  have  the  meaning  set  forth  in  SECTION  12.1.
        -----                                             -------------

1.3     "ADA  Compliant Units" shall have the meaning set forth in SECTION 12.2.
        --------------------                                       ------------

1.4     "Affiliate" shall mean any person or entity that directly or indirectly,
         ----------
through one or more intermediaries, controls, is controlled by or is under common control with another person or entity. The term "control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise, and shall in any event include the ownership or power to vote a minimum of fifty percent (50%) or more of the outstanding equity interest of such other person.

------------------------

(2) Master Manager is a controlled subsidiary of American Leisure Holdings, Inc., the public company that owns and controls Owner. It shall receive the initial contracts from all Associations and the owners of the Resort Commercial Lots.

1.5     "Annual  Plan"  shall mean the forecast of Resort Operations on a Fiscal
        -------------
Year  basis,  which shall include the information referenced in SCHEDULE 1.5.
                                                                -------------

1.6 "Associations" Associations shall mean the Homeowners Association or HOA, the various corporate owners' associations of the condominiums and town home neighborhoods within the Resort and the Master owners corporate entity, all of which have specific authority and jurisdiction defined by their charters, by-laws, constituencies and real property assets.

1.7     "Base Management and Marketing Fee" shall have the meaning set forth in
         -----------------------------------
SECTION  6.1.1.
--------------

1.8     "Budget Guaranty" shall have the meaning set forth in SECTION 3.10.
        ----------------                                      ------------

1.9     "Capital  Budget" shall mean an estimate of the Capital Expenditures to
         ----------------
be made for replacement of and additions to Furniture, Fixtures and Equipment and for improvements and renovations to the Resort on a Fiscal Year basis.

1.10      "Capital  Expenditures" shall mean any expenditure that  would be
           ----------------------
capitalized  or  amortized  in  accordance  with  the  Accounting  Standards.

1.11     "CDD" shall mean WESTRIDGE COMMUNITY DEVELOPMENT DISTRICT, an existing
          ---
community development district, which, as a special taxing district, will finance, construct, purchase and own the CDD Facilities and will assess all owners of real property within the District, including the Project, for their share of the cost of the capital installation of the CDD Facilities and the maintenance, operation and insurance thereof.

1.12     "CDD  Board"  shall mean the board of directors of the CDD, which shall
          ----------
be  the  governing  body  of  the  CDD.

1.13     "CDD Facilities" shall mean the facilities within the Project that will
          --------------
be  financed, constructed and owned by the CDD as depicted on "Exhibit C".

1.14     "Claimant" shall have the meaning set  forth  in  SECTION  4.5.
          ---------                                        ------------

1.15     "Claim"  shall  have  the  meaning  set  forth  in  SECTION  10.1.
          ------                                             -------------

1.16     "Clubhouse"  shall  mean  and  refer to the 84,000 +/- square foot
         ----------
luxury clubhouse that will include, among other things, the front office facilities, bars and restaurants, an exercise facility and spa, offices and storage facilities.

1.17     "Commencement  Date"  shall  mean  the  date  upon  which Operator
          -------------------
assumes the responsibilities for the full business operation of the Resort under this Agreement. The following items, a-g, comprise the conditions precedent to the declaration by Master Manager of the Commencement Date.

     (a)     Operator  has  reviewed  and  accepted: (i) the Master Declaration,
(ii) the initial proposed Master Association Budget and Master Association Assessments, (iii) the initial proposed Resort Services Budget and Resort Services Assessments, (iv) the Prospectus for the Condominium, including, without limitation, the Declaration of Condominium, (v) the initial proposed Condominium Budget and Condominium Assessments, (vi) any changes to the form Rental Management Agreement attached hereto as "Exhibit D".

     (b)  Operator  has  received  a  Certificate of Substantial Completion (AIA
Document G704) signed by Owner's architect, certifying that Phase One of the Resort has been constructed and completed in substantial compliance with the Plans and Specifications accepted by Operator, and in accordance with all applicable laws, ordinances, rules and regulations; and

     (c) A temporary or final certificate of occupancy has been issued for Phase One of the Resort and Resort Services Commercial Lots and all parties who are required to be licensed for all business activities to be conducted at the Resort have obtained the required licenses and permits; and

     (d) The initial Furniture, Fixtures and Equipment have been provided and installed in Phase One of the Resort (including the Resort Services Commercial
Lots);  and

     (e) There are at least one hundred fifty (150) Participating Units in the Rental Program that contain the initial Furniture, Fixtures and Equipment and in all respects are ready for guest use; and

     (f) Phase One of the Resort (as defined in 'g', below) is in all respects ready for occupancy and full business operation by Operator, except for minor details (i.e. "punch list" items) which, in Operator's reasonable judgment, do not materially interfere with the full normal operations of the Resort.

     (g) The following elements of Phase One of the Resort, defined for purposes of this Agreement as: roadways and landscaping of the roadways (including the roadways to and from US 27), pool, accessories and pool decks, food service facilities in the pool area, Clubhouse, including the first floor office facilities for Operator, Resort exterior paths and lighting therefore, parking areas with sufficient spaces to support the buildings for which certificates of occupancy are sought and acquired, water drainage, retention, distribution and irrigation and the Resort signage, are completed but for punch list items, and are in all respects ready for guest use.

     Master Manager and Operator shall make scheduled weekly inspections starting 8 weeks from the date that Phase One of the Resort is expected to be completed based on notification of same from the Owner ("Owner's Projected Completion Date"). Master Manager shall be responsible for procuring the Owner's Projected Completion Date. Upon each inspection, Master Manager and Operator shall compile a list of incomplete items and submit it to Owner for a more specific completion schedule.

     When the conditions precedent to the occurrence of the Commencement Date have been met, Master Manager shall provide official written notice to Operator that the Commencement Date shall occur 7 days from the date of said official notice.

1.18     "Condominium"  shall  mean  a residential condominium that will be
         -----------
constructed and established by the Declarant thereof, upon portions of the Land that will be governed by the Declaration of Condominium and operated by the Condominium Association formed for that purpose. The Costa Del Sol Condominium at Tierra Del Sol, the first of such Condominiums, shall consist of One Hundred Eighty (180) residential condominium units located within Five (5) separate freestanding buildings.

1.19     "Condominium  Association"  shall  mean  a  Florida  not-for-profit
          ------------------------
corporation comprised of the Condominium Unit Owners for the purpose of operating the Condominium such as the Association entitled Costa Blanca At Tierra Del Sol Condominium Association, Inc.

1.20     "Condominium  Association  Dues  And  Assessments"  shall  mean  the
          ------------------------------------------------
assessments to be imposed by a Condominium Association to pay for the costs and expenses of maintaining, operating, insuring and replacing the property owned and or operated by a Condominium Association as well as the costs allocated to the Unit Owners for the properties and services of the HOA and the RSP.

1.21     "Condominium  Association  Budget" shall mean the budget to be prepared
          --------------------------------
annually by a Condominium Association with respect to the costs and expenses of maintaining, operating, insuring and replacing the property owned and/or operated by a Condominium Association.

1.22     "Condominium  Unit" shall mean a condominium unit within a Condominium.
          -----------------

1.23     "Condominium  Unit  Owner(s)"  shall  mean the record owner(s) of legal
          ----------------------------
title  to  a  Condominium  Unit.

1.24      "Confidential Information" shall have the meaning set forth in SECTION
           -------------------------                                     -------
3.9.
---

1.25     "Construction  Defects"  shall  have  the  meaning set forth in SECTION
          ----------------------                                         -------
10.1.

1.26     "Consumable  Supplies"  shall  mean office supplies, cleaning supplies,
          ---------------------
laundry and valet supplies, engineering supplies, guest supplies, collateral and such other supplies as are consumed customarily on a daily basis with respect to the Resort Operations, together with food and beverages that are to be offered for sale to guests and to the public.

1.27     "Declaration of Condominium" shall mean the Declaration of Condominium,
          ---------------------------
which will establish the Condominium such as the Condominium to be known as "COSTA BLANCA AT TIERRA DEL SOL, A CONDOMINIUM.

1.28     "Effective Date" shall mean the date that the last of Owner or Operator
          ---------------
executes  this  Agreement  and  delivers  it  to  the  other  party.

1.29     "Environmental  Law"  shall mean those laws of the State of Florida and
          ------------------
its authorized agencies and the United States of America and its authorized agencies and the regulations, orders and rules promulgated or issued by any of the forgoing that regulate the use or condition of the Land.

1.30     "Equipment  Lease"  shall  mean  any  lease  or  rental  agreement  for
          ----------------
Furniture, Fixtures and Equipment used in the Resort and/or in connection with the Resort Operations hereunder that has been approved by Master Manager.

1.31     "Expenses" shall mean any and all expenses paid or incurred by Operator
          --------
or, to the extent specifically authorized by this Agreement, Master Manager in connection with the operation of the Resort, which are to be included in determining Net Income, as determined in accordance with the Uniform System of Accounts on the accrual basis in accordance with generally accepted accounting principles consistently applied, except that Expenses shall not include income taxes, depreciation and amortization, interest, personal property and equipment lease payments on leases over 4 years in original length or lease payments for any single item of equipment over $40,000 in retail value. Lease payments as Expenses shall not exceed a maximum per year of $100,000.00. Without limiting the generality of the foregoing, Expenses shall include the following: (a) the Base Management and Licensing Fee, (b) any Marketing and Licensing Fee, (c) out-of-pocket expenses incurred specifically for, on account of or in connection with the operation of the Resort, including reasonable travel expenses of employees and executives of any of the Sonesta Group, consistent with the Annual Plan, (d) commission payments made to personnel of the Sonesta Group's regional sales offices for group reservations made for the Resort (currently at 5% of revenues), (e) a reservation fee to the Sonesta Group for every guestroom booking, which is made through the Sonesta Group's reservations system (currently at $16 per guestroom reservation), (f) Taxes (as defined in Section 6.4), (g) property and liability insurance premiums with respect to the Resort and Resort Operations, (h) payments to a "shopping" service as part of a program of quality assurance, (i) amounts contributed and/or credited to the FF&E Reserve Accounts for Resort Services Commercial Lots, (j) payments to Operator for services provided to the Resort by the Sonesta Group's in-house executives and/or staff, as permitted herein, including payments of purchasing fees (pursuant to Article 11.8), fees for training, public relations, and such other services which are provided by Operator on an arms length basis, and which are provided for in the Annual Plan (k) amounts paid to Unit Owners in the Rental Program pursuant to their Rental Management Agreements, (l) Owner's share of any and all Association assessments, Shared Services Assessments and assessments imposed by the CDD and the rental payments made on account of the leases of the Resort Services Commercial Lots by Master Manager from the owners of said properties in an amount equal to Ten Per Cent (10%) of the total capitalized cost of such a Commercial Lot or property per year, for twenty (20) years(3). The following shall not be treated as Expenses if paid out of the FF&E Reserve
Account: (1) payment for the design fees, if and when rendered specifically to the Resort, and (2) a mark-up on sales to the Resort by Operator or its purchasing subsidiary or affiliate, presently seven percent (7%), on such capital items as are normally purchased by Operator or such purchasing subsidiary or affiliate for use by hotels or resorts in the Sonesta Group.

------------------------
(3)  Master  Manager's  lease  payment  obligations  are set forth on Exhibit E.

1.32     "FF&E Reserve" shall mean a  book account established by Master Manager
          ------------
and Operator to fund expenditures for the replacement of Furniture, Fixtures and Equipment and other Capital Expenditures for the Resort, excluding the Units, and further described in SECTIONS 3.5 AND 3.6.
                             -----------------------

1.33     "Fiscal  Month"  shall  mean  a  calendar  month.
          -------------

1.34     "Fiscal  Year"  shall  mean  a  calendar  year.
          ------------

1.35     "Force  Majeure"  shall  mean  acts  of  God,  war, insurrection, civil
          --------------
commotion, riots, strikes, lockouts, embargoes, shortages of labor or materials specified or reasonably necessary in connection with the refurbishment, equipping, ownership or management of the Resort, fire, acts of terrorism, failure of any applicable governmental authority to issue required governmental permits (not applicable to the party at fault , if any, for the failure to acquire the governmental permit) other than matters caused by economic conditions, or any other similar event beyond a party's control or commercially reasonable duty to plan for that prevents that party from performing its obligations under this Agreement.

1.36     "Fractional  Year"  shall  mean  and  refer  to  the  period  from  the
          ----------------
Commencement Date to and including the last day of the Fiscal Year within which such Commencement Date shall occur and, if this Agreement shall terminate upon any date other than the last day of the Fiscal Year, the period from the first day of the Fiscal Year during which the Term terminates to and including the date of such termination.

1.37     "Furniture,  Fixtures,  and  Equipment"  shall  mean  all  furniture,
          -------------------------------------
fixtures, furnishings and specialized equipment and systems, including Operating Equipment necessary as of the Commencement Date, in the judgment of Operator, necessary or customary (now or in the future) with respect to the Resort Operations, but excluding furniture, fixtures and equipment that are used in Participating Units, or is to be supplied by sub-tenants or other parties pursuant to agreements with such other parties, in accordance with the terms of this Agreement, including, but not limited to, all equipment required for the operation of housekeeping, kitchens, laundries, restaurants and bars, and other equipment, such as signs, carpets, drapes, shades, tapestries, pictures, art work, chairs, desks, tables, sofas, wall coverings, televisions, radios, intercoms, vehicles, spas, exercise equipment, pool furniture, recreational equipment, telephone systems, A/V equipment, sound and security systems, on-site computer property management systems, office furniture, equipment and machinery and designer fees incurred with the reasonable approval of Master Manager and Operator after the Effective Date of this Agreement.

1.38     "Gross Rental Revenues" shall mean all rental revenues derived from the
          ----------------------
rental of Participating Units as part of the Rental Program, excluding sales, county, tourist, room and all other taxes collected in such room rentals.

1.39       "Gross  Revenues"  during any period shall mean any and all revenues,
            ---------------
fees or income of any kind (net of allowances and returns) properly accrued during such period and derived, directly or indirectly, from the Resort during such period, including, without limitation, (i) the Gross Rental Revenues during such period from all rooms; (ii) all revenues derived from other operating departments, including but not limited to food and beverage; and (iii) revenues from Resort facilities and services for which a charge is imposed upon the customer on a per-use basis, including without limitation admission fees to attractions within the Resort operated by staff that report to Operator. There shall be excluded in determining "Gross Revenues" for any period: (a) gross receipts of any commercial tenant, subtenant or concessionaire, (b) sales, occupancy and excise taxes on transient rentals of rooms, meals or services and any other taxes collected from customers of the Resort, and (c) proceeds from the sales of Condominium Units and Town Homes and any Timeshare or Vacation Club sales therein Notwithstanding any of the forgoing, for purposes of calculating Operator's Base Management and Marketing Fee there shall be excluded from Gross Revenues six per cent (6%) of any departmental revenue if the Net Operating Profit from the department or sub-department generating said revenue is less than 3.0% of said revenue.

1.40      "Hazardous  Substances"  shall have the meaning set forth in the laws,
           ----------------------
regulations, rules and orders promulgated under the laws described in Section 1.29.

1.41     "Incentive  Share"  shall  have the meaning set forth in Section 6.1.2.
          -----------------                                       -------------

1.42     "Independent  Auditor"  shall  mean  independent  certified  public
          ---------------------
accountants selected by Operator from time to time and approved by Master Manager, such approval not to be unreasonably withheld or delayed. Initially, the Independent Auditor shall be jointly decided.

1.43      "Land"  shall  mean  the real property upon which the Project is to be
           ----
constructed,  which  land  is  legally  described  on  the attached EXHIBIT "A".
                                                                    -----------

1.44     "Licenses"  shall  have  the  meaning  set  forth  in  SECTION  3.3.
          ---------                                             ------------

1.45     "Management  and  Licensing  Fee"  shall  have the meaning set forth in
          -------------------------------
SECTION  4.1.
    --------

1.46     "Master  Declaration"  shall  mean  the  "Declaration  of  Covenants,
          -------------------
Restrictions And Easements for Tierra del Sol" to be recorded in the Public Records of Polk County, Florida, which shall impose upon all current and future owners of any portion of the Land and/or improvements thereon certain conditions, covenants, restrictions, easements and assessment obligations designed to preserve the value and conformity of the community and to provide a mechanism for charging and collecting funds required to maintain, operate and insure multiple components of the community and enable it to be operated as an integrated resort.

1.47     "Master  Association"  shall  mean  the not-for-profit property owners'
          -------------------
association to be created by the Master Declaration, which shall be known as TIERRA DEL SOL OWNERS' ASSOCIATION, INC., and which shall have the right and obligation, as set forth in the Master Declaration, to impose assessments against all of the owners of the of any portion of the Land encumbered by the Master Declaration (including, without limitation, the Condominium Unit Owners, and Town Home Owners, and owner of the Resort Services Commercial Lots), for their share of the costs and expenses of maintaining, operating, replacing and insuring, and providing services in connection with, all of the property owned and/or operated by the Master Association.

1.48     "Master  Association Dues Or Assessments" shall mean the assessments to
          ---------------------------------------
be imposed by the Master Association to pay for the costs and expenses of maintaining, operating and insuring the property owned, used, leased or operated by the Master Association and its members.

1.49     "Master  Association  Budget"  shall  mean  the  budget  to be prepared
          ---------------------------
annually by the Master Association with respect to the costs and expenses of maintaining, operating, insuring the property owned and/or operated by the Master Association.

1.50     "Net  Operating  Profit"  shall mean for any period the amount by which
          -----------------------
Gross Revenues exceed expenses as realized by Master Manager from all Resort sources, as determined by GAAP.

1.51     "Non-Rooms  Gross Revenue" shall mean Gross Revenues minus Gross Rental
          ------------------------
Revenues.

1.52     "Operating  Equipment"  shall  mean  chinaware,  glassware,  linens,
          --------------------
silverware, utensils and other items of a like or similar nature used in the Resort Operations, which shall be selected by Operator and subject to the approval of Master Manager

1.53     "Operating  Standard"  shall have the meaning set forth in SECTION 3.1.
          -------------------                                       ------------

1.54     "Optional  Services"  shall mean the optional, Resort-related services,
          ------------------
if any, that may be provided by the Resort operation to those Resort guests, owners of and guests in Condominium Units and Town Homes requesting such services for a fee per service to be established from time to time by Master Manager and Operator.

1.55     "Optional  Services  Agreements"  shall  mean those agreements, if any,
          ------------------------------
executed by and between Master Manager and a Condominium Unit Owner of a Condominium Unit or Town Home setting forth the terms and conditions upon which the Resort operation may provide Optional Services upon request and for a fee to be established from time to time by Master Manager.

1.56     "Owner" refers to a private entity (or multiple entities) that will own
          -----
the Clubhouse, including but not limited to the front desk, lobby, back-of-the-house, main pools and pool deck, hotel bars and restaurants, fitness center and other critical components (such as any profit center) of the Resort (referred to in this draft as the "Resort Services Commercial Lots") and that these components will not be owned by any property owners' Association or CDD.

1.57     "Participating  Condominium Unit" shall mean a Condominium Unit that is
          -------------------------------
participating  at  the  time  in  question  in  the  Rental  Program.

1.58     "Participating  Town Home" shall mean a Town Home that is participating
          ------------------------
at  the  time  in  question  in  the  Rental  Program.

1.59     "Participating  Units"  shall  mean,  collectively,  Participating
          --------------------
Condominium  Units  and  Participating  Town  Homes.

1.60     "Participating  Owner"  shall  mean  an  owner  of  a  Participating
          --------------------
Condominium  Unit  or  a  Participating  Town  Home.

1.61     "Pre-Opening  Budget"  shall  mean  the  budget  to  be prepared by the
          --------------------
Operator and submitted to and approved by Master Manager to cover the period between execution hereof through the Commencement Date (the "Pre-Opening
Period"). Operator shall deliver this budget not later than eight (8) months prior to the anticipated Commencement Date, which sets forth the estimated costs and expenses to be incurred in opening the Resort and operating for the first thirty (30) days, as set forth in SECTION 11.5.
                                         -------------

1.62     "Pre-Opening  Expenses"  shall  mean all costs and expenses included in
          ----------------------
the Pre-Opening Budget and the Pre-Opening Agreement and incurred by Operator in connection with preparing the Resort for business operation including without limitation those for staffing the Resort, advertising, promotion, literature, opening ceremonies, and travel and business entertainment, whether incurred prior to or concurrently with the beginning of business operation of the Resort. Pre-Opening Expenses shall also include payments to be made to Operator for the services of its employees, if and when rendered with the prior approval of Master Manager in connection with the opening of the Resort. All Pre-Opening
Expenses shall be in accordance with the Pre-Opening Budget, which shall be reviewed and approved by Master Manager. Pre-Opening Expenses shall include a fee to Operator equal to $24,000.00 for the month of February, 2005 and an amount equal to $8,000.00 per month after February, 2005 through the end of the Pre-Opening Period. Operator shall invoice for such fees and any expenses incurred pursuant thereto. Invoices shall be paid on a 30-day cycle.

1.63     "Project"  shall  mean  the  Land  and all improvements now existing or
          -------
hereafter constructed on the Land, including, without limitation: (a) the infrastructure, roadways, entrance feature and other improvements to be owned and governed by the CDD, (b) the Condominium Units and other improvements that are or will be part of a Condominium and governed by a Condominium Association,
(c) the Town Homes and community improvements that will be governed by the Master Association, (d) the Resort Services Commercial Lots, (e) the Resort Facilities and (f) all other improvements now or hereafter constructed upon the Land.

1.64     "Quarterly  Accounting  Period" shall mean each calendar quarter or any
          -----------------------------
portion  thereof,  if  applicable,  during  the  Term  of  this  Agreement.

1.65     "Rental  Management  Agreement  and  Unit Management Agreement: "Rental
          -----------------------------       --------------------------  ------
Management  Agreement" shall mean a written agreement between Master Manager and
   ------------------
Operator detailing the rights and responsibilities of the parties in the operation of the Rental Program. "Unit Management Agreement" shall mean that
                                     ---------------------------
written agreement between Master Manager and a Participating Owner that may authorize and direct Master Manager to include the Participating Owner's Condominium Unit or Town Home in the Rental Program for rental to guests of the Resort (for a daily or extended period of time) as part of the Resort Operations. The initial form of Rental Management Agreement approved by Master Manager and Operator is attached hereto as EXHIBITS D-1 AND D-2.
                                                  -----------------------

1.66     "Rental  Program" shall mean the voluntary rental program to be offered
          ---------------
to all Condominium Unit Owners and Town Home Owners, pursuant to which Operator, as agent for Master Manager, will offer for rent the Participating Units to the public to be guests of the Resort (for a daily or extended period of time) as part of the Resort Operations in accordance with the terms and conditions set forth in the Rental Management Agreement between Master Manager and Operator and the Unit Management Agreements to be signed by all Participating Unit Owners.

1.67     "Resort" shall mean the hotel and resort to be constructed and operated
          ------
upon the Land, initially to be named "SONESTA ORLANDO RESORT AT TIERRA DEL SOL" and all improvements now or hereafter constructed that are used and operated as part of the hotel and resort together with all Furniture, Fixtures and Equipment and other property located therein, including, without limitation: (a) the Resort Services Commercial Lots, which will include the Resort Facilities (including the Clubhouse and a housekeeping and maintenance support facility)
(b) the Participating Units within the Rental Program (at any time and from time to time) and the applicable Rental Management Agreements, (c) the improvements owned and operated by an Association, if Operator is under contract to manage the Association, (d) the improvements owned and operated by the Master Association, if Operator is under contract to manage them as agent for the Master Manager, (e) the improvements owned and operated by the CDD, if Operator is under contract to manage them as agent for the CDD Board, (c) and any further residential or transient residential structures that will be used by guests of the Resort and operated by Operator in conjunction with and/or as part of the Resort Commercial Lots.

1.68     "Resort  Services" shall mean those services to be provided by Operator
         -----------------
pursuant  to  this  Agreement.

1.69     "Resort  Operations"  shall mean Operator's operation and management of
          -------------------
the Resort and Resort Facilities, and provision of the Resort Services. "Resort Operations" shall not include the following services, (a) management of the Master Association and/or Condominium Association, if operated by anyone other than Operator, (b) management of the CDD, if operated by anyone other than Operator, (c) sales and marketing through TraveLeaders and Hickory Travel Systems and any other subsidiary of AMLH, (d) managing of all sales, resales, timeshare or Vacation Club sales of Condominium Units and Town Homes in the Project and (e) management of any Unit that is not a Participating Unit.

1.70     "Master  Manager  Share"  shall mean and refer to Master Manager's  net
         -----------------------
share  after  the  payment of the Operator's Incentive Share  pursuant to either
Section 6.1 or 6.2, plus, the excess of the Management and Licensing Fee referenced in SECTION 4.1 over the Base Management and Licensing Fee.
                ------------

1.71      "Resort Services Assessments" shall mean the assessments to be imposed
           ---------------------------
by the Master Association (HOA) for the costs of the Resort Services Commercial Lots to pay for the costs and expenses of the Resort Facilities, which assessments, when added to the Condominium Association dues or assessments, Master Association dues or assessments and CDD taxes must be sufficient to cover, without limitation, all costs and expenses of maintaining, administering, operating, marketing and insuring the Resort facilities.

1.72     "Resort  Facilities  Budget"  shall  mean  the  budget  to  be prepared
          --------------------------
annually by Master Manager and Operator for the Owners of the Resort Services Commercial Lots with respect to the costs and expenses of the Resort Operations, excluding those covered by the Condominium Budget, Master Budget, CDD Budget or Rental Program for Participating Units.

1.73 "Resort Operating Accounts" shall mean those bank accounts maintained in trust by Operator for Master Manager, including the F, F & E reserve accounts, into which the revenues from all sources of the Master Manager and the Resort are deposited and from which the Expenses, replacement costs, taxes, the Operator's fees and Incentive Share and the Master Manager's Share are paid.

1.74     "Resort  Services  Commercial  Lots"  shall  mean  the  commercial lots
          ----------------------------------
described  on the attached EXHIBIT "F"  which are to be leased to Master Manager
                           -----------
from the Owners at ten per cent (10%) of the installed capital cost per annum and will be managed by Operator pursuant to this Agreement as part of the Resort, including, without limitation, the Welcome Center, Resort front desk, Resort concierge areas, Resort lobby, Resort administrative offices and back-of-the-house areas, Clubhouse restaurants and bars and all other food and beverage outlets within the Project, Clubhouse sundries shop, Clubhouse conference and group facilities, Clubhouse business center area, Clubhouse fitness center, pools and pool deck, poolside food and beverage pavilion, certain resort maintenance and housekeeping facilities including Commercial Condominium and Town Home Units dedicated to maintenance and housekeeping, all parking areas assigned to Operator, spa, kids arcade, kids activities and supervised programs area, laundry facilities, private theater, lazy river, interactive water play area, beach volleyball area, miniature golf, sing-along fire pit and amphitheater, and shuttle service fleet and vehicle parking and maintenance areas.

1.75     "Sales  Office"  shall  have  the  meaning  set  forth in SECTION 11.6.
          --------------                                           ------------

1.76     "Sonesta  Group"  shall  mean  Operator  and  its  Affiliates.
          ---------------

1.77     "Sonesta  Proprietary  Marks"  shall  mean  "Sonesta"  and  all  other
          ----------------------------
trademarks, service marks, trade names, copyrights, insignia, emblems, slogans, logos, commercial symbols, signs, designs, trade dress and all other visual identification, whether in English or any other language, by which members of the Operator, the Sonesta Group and the Sonesta Hotels are identified and publicized, including the good will associated with all of them (the "Sonesta
Proprietary Marks"). A roster of the Sonesta Proprietary Marks as of the date of this Agreement is attached hereto as Exhibit"J". Operator may add to this
                                           ----------
Exhibit as new Sonesta Proprietary Marks are created subsequent to the date of this Agreement.

1.78     "Taxes"  shall  have  the  meaning  set  forth  in  SECTION  6.4.
          ------                                             ------------

1.79     "Term"  shall  have  the  meaning  set  forth  in  SECTION  2.2.
          -----                                             ------------

1.80     "Termination  Date"  shall  mean the date on which the Term terminates.
          ------------------

1.81     "Tierra Del Sol Proprietary Marks" shall mean the names Tierra Del Sol,
          --------------------------------
Sonesta Tierra Del Sol Resort(4) and Tierra Del Sol Resort, the images used to present and market Tierra Del Sol Resort, its various associations by name and logo design and the images used to present and market such associations together with all trademarks, service marks, trade names, copyrights, insignia, emblems, slogans, logos, commercial symbols, signs, designs, trade dress and all other visual identification, whether in English or any other language, by which Tierra Del Sol is identified and publicized, including the good will associated with the forgoing names and marks, logos and images.

1.82     "Town  Home"  shall  mean  a  single  family style, attached town house
          ----------
constructed by Developer upon a portion of the Land as part of the Project. All of the Town Homes shall be subject to the Master Declaration and will be governed by the Master Association. Developer intends to construct Two Hundred Seventy Four (274) three and four bedroom Town Home Units in Phase One, which shall be located in forty (40) separate freestanding two-story buildings.

1.83     "Town Home Owner(s)" shall mean the record owner(s) of legal title to a
          ------------------
Town  Home  Unit.

1.84     "Uniform  System of Accounts" shall mean the Uniform System of Accounts
          ----------------------------
for Hotels, Ninth Revised Edition, 1996, as adopted by the American Resort and Motel Association and all future amendments and supplements thereto approved by Operator.

------------------------
(4) The proprietary marks of Master Manager discussed in this section can only include the word 'Sonesta' when used in conjunction with the words 'Tierra Del Sol Resort'.

1.85     "Units"  shall  mean,  collectively,  Condominium  Units  and Town Home
          -----
Units.

                                    ARTICLE 2
                             APPOINTMENT OF OPERATOR

2.1     Appointment  of  Operator.  Master  Manager  hereby  appoints  Operator
        -------------------------
as its sole and exclusive agent to manage and operate the Resort during the Term in accordance with the terms and conditions set forth in this Agreement. Operator agrees to manage the Resort during the Term as the agent of Master Manager in accordance with the terms and conditions of this Agreement. Master Manager hereby delegates to Operator, effective upon the Commencement Date, those selected rights, duties, obligations and remedies of Master Manager set forth in the Rental Management Agreement and Optional Services Agreements that are required for Operator to perform, on behalf of Master Manager, the obligations of Master Manager under said Agreements and exercise the rights and remedies of Master Manager as are delegated to Operator in this Agreement. All such rights, duties, obligations and remedies shall be exercised by Operator in accordance with the terms of the applicable instrument under which they arise and this Agreement. Master Manager covenants and agrees that Operator shall and may peaceably manage and operate the Resort throughout the Term, free from molestation, eviction or disturbance by Master Manager or any person or entity claiming by, through or under Owner or Master Manager, subject to the terms and provisions of this Agreement. Master Manager further covenants to pay and discharge, promptly when due, all charges and other sums payable by Owner and/or Master Manager in respect of the Resort.

2.2     Term.  The  term  of  this  Agreement  (the "Term")  shall  commence  on
        ----
the Effective Date and expire at the end of the twentieth (20th) full Fiscal Year after the Commencement Date, unless sooner terminated or extended as herein provided, in which case the word "Term" shall mean such lesser or extended period of time. Provided it is not then in default of its obligations hereunder, Operator shall have the right to extend the Term, separately, for two (2) additional five (5) year periods, such right to be exercised by Operator delivering written notice to Owner not less than one (1) year prior to the date this Agreement, or an extended Term, would otherwise expire.

2.3     Operator's  Duties.  Subject  to  the  provisions  of  this  Agreement,
         -----------------
including, without limitation, the provisions herein regarding the Annual Plan, Operator shall have control and discretion in the management and operation of the Resort and of all properties in the Resort. Without limiting the generality of the foregoing, said control and discretion shall include the use of the Resort for all customary purposes, and shall permit and obligate Operator to do the following with respect to the Resort in the name and for the account of Master Manager and to charge any cost thereof as an Expense as defined herein:

     2.3.1 Employ, pay, supervise and discharge all Resort employees and personnel, including the General Manager of the Resort, any or all of whom shall be employees of Master Manager or of Operator, as Operator shall determine; provided, however, that the employees of the Resort shall not include any persons who are properly the personnel of the Sonesta Group's central office. Such authority or any part thereof may be delegated by Operator to one or more persons employed by Operator. Subject to provision in the Annual Plan, Operator shall be entitled to charge reasonable amounts as Expenses for any services provided to the Resort by the Sonesta Group's in-house executives and/or staff, which services would have been provided by third parties had such executives and/or staff not been available. Such services may include, without limitation, advertising, public relations, purchasing, design, specialized training, and computer programming and installation;

     2.3.2 Supervise and maintain complete and accurate books and records of Resort Operations in accordance with GAAP, including, without limitation, the books of account and accounting procedures of the Resort;

     2.3.3 Negotiate and enter into service contracts which Operator deems prudent in the ordinary course of business in operating the Resort, including without limitation, contracts for gas, security, waste removal and other services which Operator deems advisable as referenced in the Annual Plan; all of which shall be subject to the reasonable approval of Master Manager; for purposes of this Agreement, the approval of Master Manager shall not be required for service contracts with an annual cost of less than $500,000 unless the contract is let to an Affiliate of Operator;

     2.3.4 Determine jointly with Master Manager and purchase the choices for Furniture, Fixtures and Equipment and Operating Equipment that are appropriate for the maintenance and operation of the Resort in the normal course of business, and consume the same in the operation of the Resort as provided in the Annual Plan;

     2.3.5 Determine the charges to be made for guest rooms, function rooms, commercial space, privileges, recreation facilities, entertainment, food and beverages and all other services and facilities of the Resort as projected in the Annual Plan; such charges are subject to periodic review and comment by Master Manager; upon a demonstration of compelling factors, Master Manager shall permit Operator to readjust the effected charges 21 days from a change by Master Manager;

     2.3.6 Determine and carry out the labor policies of the Resort relating to, among other things, wage rates, hours and conditions of employment, hire and discharge of employees, and institution in the Resort of such profit sharing or other retirement plans as Operator may deem advisable upon the consent of Master Manager. The institution of any employee pension plan at the Resort that is to be an Expense of the Resort shall be subject to Master Manager's sole discretion if the pension plan which Operator intends to institute would (i) be instituted during the last three (3) years of the Term, or (ii) gives credit for past service except for employees transferring from other Sonesta Hotels. Any plan that requires a financial contribution from Master Manager, Owner or Unit Owners shall provide that such a contribution obligation shall terminate as and when Operator ceases to perform services under this Agreement and shall be provided to Master Manager in advance for review for compliance with this sub-section.

     2.3.7 Determine and carry out promotion and publicity in accordance with the Annual Plan;

     2.3.8 Develop and implement food and beverage concepts and entertainment policies along with related policies and procedures in accordance with the Annual Plan;

     2.3.9 Cause the Resort to join such industry associations and organizations as Operator considers appropriate;

     2.3.10 Hire third party professionals or specialists to advise Owner and/or Master Manager and Operator with respect to the operation, maintenance and improvement of the Resort (including, without limitation, the selection of attorneys for the handling of routine legal matters, including tort litigation instituted against Operator in connection with the operations of the Resort); and

     2.3.11 Establish procedures that Operator deems appropriate with respect to the providing of Optional Services (if applicable) in order to assure timely and full payment of the Optional Services.

2.4     Handling  of  Funds.  Subject  to this Agreement,  Operator  shall  have
        -------------------
possession and control of all Gross Revenues, including Gross Rental Revenues, and other moneys involved in the operation of the Resort, all of which will be the property of Master Manager, and of any bank accounts in which any such moneys may be deposited. Operator will be responsible for disbursing such moneys on behalf of Master Manager and directly to the obligees but only in accordance with the terms of this Agreement. To qualify for this Agreement, Operator shall be a single purpose entity. All funds used in the operation of the Resort, and all receipts and disbursements thereof (except insofar as funds are maintained in the Resort) shall be deposited in and withdrawn from one or more Resort Operating Accounts from time to time established in the name of Operator at such bank or banks in Orlando, Florida and elsewhere as Master Manager may select. Operator shall maintain a minimum of three (3) Operating
Accounts: an account into which revenues are received and Expenses paid, a Payroll Account and a Reserves Account. Operator shall acquire and maintain such policies of insurance or fidelity bond that insure the Master Manager from any misuse of funds. Policy benefit limits shall at all time be sufficient to cover the balances in the insured accounts. Operator shall pay over to Master Manager any sums in excess of the insurance policy benefits. Operator shall only retain in the forgoing accounts those sums it reasonably deems necessary exercising reasonable business judgment to meet the economic needs of the Resort for the period of time specified in the Annual Plan. Operator shall keep separate accounts showing all income, FF&E Reserves and all expenses on its books and records for each Condominium Unit and Town Home Unit that is participating in the Rental Program. The revenues of the Rental Program shall not be pooled with any other Resort operation. To the extent that resources of the Master Manager, Owners, or Operator are used by Operator in connection with the provision of Rental Program services (including, without limitation, personnel, supplies, equipment, systems, services or facilities), Operator may fairly allocate such expenditures to the Participating Owners' accounts for such sharing of resources with approval of Master Manager, which approval shall not be unreasonably withheld. The only person or persons authorized to withdraw funds from the Resort Operating Accounts shall be individuals approved by Operator.

2.41     Shortfalls.  In the event that funds in the Resort Operating Accounts
         ----------
are insufficient for payment of Resort-related expenditures (excluding expenditures pertaining to Participating Units) required in order for Operator to maintain, operate or insure the Resort in accordance with the Operating Standard and this Agreement (including, without limitation, payment of sums owed by Owner and/or Master Manager for Resort Services Assessments, Master Association Assessments and/or CDD Assessments), Operator shall request that Master Manager provide funds to cover the shortfall, in which event such funds shall be provided by Master Manager to Operator within seven (7) days after receipt of Operator's request subject, however, to reimbursement to the extent amounts with respect to such insufficiency are subsequently collected by Operator from any source. Notwithstanding the forgoing, Operator shall engage in the function of Cash Flow Management that shall require Operator to maintain a rolling Cash Flow Statement that shows the expected status of the flow of cash over a 90 period, or such longer period as set forth in the Annual Plan. Said Cash Flow Statement shall be prepared using all historic and advance reservation data, together with known and forecast cash expenses and shall be updated on a continual basis as better information becomes available. Operator shall provide such Cash Flow Statement to Master Manager by the end of the eighth (8th) fiscal day of each month showing the cash flow status of the Resort and the cash flow needs for the following 90 days.

2.5     Payment  of  Master  Manager's  Share.  Operator  shall  distribute  the
        -------------------------------------
Master Manager's Share pursuant to the terms of distribution of this Agreement, net of reserves deemed appropriate by agreement of Master Manager and Operator.

                                    ARTICLE 3
                         OPERATING STANDARD; MAINTENANCE

3.1     Operating  Standard.  Operator  shall  operate,  manage  and  maintain
        -------------------
the Resort in a prudent manner as a high quality Resort operating at a "4-Diamond"(5) standard, and shall provide or cause to be provided all activities in connection therewith which are customary and usual to such an operation, to the extent consistent with the available facilities and to the extent Operator has control over the applicable facilities (the "Operating Standard"). Provided Operator complies with the Operating Standard and the provisions of this Agreement, subject to the limitations expressed in this Agreement, Operator shall have absolute control and discretion with respect to the Resort Operations as defined in the Annual Plan. The Parties acknowledge, however, that (a) the Condominium Associations shall be responsible for maintaining and insuring the exterior portions of the Condominium, including the building exteriors, roofs, lighting and signage and the common areas of the Condominium, (b) the Master Association shall be responsible for maintaining and insuring the exterior walls and roof of each of the Town Home buildings, as well as the landscaping, lighting, signage and common areas appurtenant to the Town Homes (c) the CDD shall be responsible for maintaining and insuring the land and improvements submitted to the jurisdiction of the CDD, and (d) there may be components of the Project that are not part of the Resort, even though they are located within the boundaries of the Resort and may appear to the public to be part of the Resort. For the reasons described in subsections (a) - (d) above, Operator shall not be responsible for failure to comply with the Operating Standard to the extent such failure arises from the failure of the Condominium Association, Master Association, CDD, or owner of components of the Project not part of the Resort to maintain, operate or insure their respective properties or facilities in compliance with the Operating Standard or, if Operator is managing such properties or facilities on behalf of the owner thereof pursuant to a separate agreement with such owner, to the extent the owner thereof does not allow Operator or does not provide sufficient funds to enable Operator to manage such properties or facilities in a manner that complies with the Operating Standard.

------------------------
(5) As defined by the AAA standard.

3.2     Maintenance.
---     -----------

3.2.1     By  Master  Manager.  Master Manager, at its  expense, subject to
-----     -------------------
whatever reimbursement it be entitled to under the Master Declaration, shall be the Party within this Agreement that is responsible for compelling the legally responsible entity to make or pay for all repairs to and replacements of, but not for the day-to-day maintenance of, the various elements of the Resort (other than the Units) necessary or advisable in order to keep the Resort (other than the Units) in good operating order and condition and in compliance with the Operating Standard including, without limitation, (i) all "structural components" (for purposes hereof, "structural components" shall be deemed to be those which involve or affect any concrete or cement elements (functional or decorative) or any supporting steel or wooden elements including, without limitation, all pilings, columns, beams, joists, slabs, weight bearing walls, roofs, decks, facades, balconies and planters), and (ii) all major mechanical systems including, without limitation, the heating, ventilation and air conditioning systems, and the plumbing, electrical and emergency generator systems but only to the extent permitted by law. In the event that the legally responsible entity fails to make repairs or replacements that it is obligated to make pursuant to its enabling documents and its contractual obligations and the obligations hereunder and such failure shall continue for a period of thirty
(30) days after written notice from Operator delivered to Master Manager, or in the event of an emergency, Operator shall have the right to perform such repairs or replacements as an Expense of the responsible party using funds of the Resort. Master Manager shall be responsible for the collection of the amounts so expended whether by invoice or by assessment.

3.2.2     By  Operator.  Operator  shall  perform  the  day-to-day  maintenance
-----     ------------
and cleaning of the Resort Facilities as necessary or advisable in order to keep them in good operating order and condition and in accordance with the Operating Standard, subject to the obligations of Master Manager set forth in SECTION 3.1,
                                                                    -----------
and reasonable use and wear, and all such expenses shall be Expenses of the Resort.

3.2.3     Structural Defects.  If any structural repairs, alterations or changes
-----     ------------------
in or to the Resort shall be required, whether by reason of ordinary use and wear, structural defects, any laws, ordinances, rules, regulations or orders of any governmental or municipal authority, or otherwise, such repairs, alterations or changes shall be the responsibility of Owner and shall promptly be cured by Owner at Owner's expense (or, at Owner's request, by Operator as Owner's agent and at Owner's expense). For purposes of this Agreement, "structural" repairs, alterations or defects shall be those which involve or affect the concrete and cement elements (functional and decorative), and any supporting steel or wooden elements including, without limitation, pilings, columns, beams, joists, slabs, walls, roofs, decks, facades, balconies and planters. "Structural defects" shall include, without limitation, cracking (except for normal cracking that does not threaten the structural integrity of the improvement), heaving, buckling, abnormal movement and other signs of distress as well as inadequate anchorage, inability to withstand a computed load which the element was or should have been designed to withstand and, for the purposes, hereof, ineffective waterproofing. In the event Owner fails to make structural repairs or cure structural defects, and such failure shall continue for a period of thirty (30) days after written notice delivered to Owner and Master Manager, or in the event of an emergency, Operator shall have the right (but not the obligation) to perform such structural repairs or cure such structural defects with Resort funds as an Expense of the appropriate party. Master Manager shall be responsible for the collection of the amount so expended whether by invoice or by assessment.

3.2.4     Liens.  Operator  shall endeavor to prevent any liens from being filed
-----     -----
against any portion of the Resort or Land which arise from any maintenance, repairs, alterations, improvements, renewals, or replacements made in or to the Resort by contractors hired by Operator. Operator shall have the right to contest by appropriate proceedings conducted diligently and in good faith the amount or validity of any lien arising from the maintenance, repairs, alterations, improvements, renewals, or replacements in and to the Resort or Resort Services Commercial Lots.

3.2.5     Surrender.  At  the  Termination  Date,  Operator  shall  vacate  and
-----     ---------
surrender the Resort (including all Furniture, Fixtures and Equipment belonging to Owner and replacements and additions thereto made after the commencement of this Agreement) in the same condition in which it was received, or may be put in, excepting reasonable wear and tear and damage by fire or casualty, and otherwise in the condition required by this SECTION 3.2.
                                                   ------------

3.2.6     Inspection  by Owner: Owner and Owner's agents shall have the right to
-----     ---------------------
enter upon any part of the Resort, at all reasonable times upon reasonable notice during the Term, for the purpose of examining or inspecting the same, preventing damage to the Resort, or showing the Resort to prospective purchasers, operators or mortgagees, provided same shall not unreasonably interfere with the Resort Operations and provided further that the Resort may only be shown to prospective operators within one year prior to expiration or termination of this Agreement.

3.2.7     Master  Association  and  Condominium  Association  Management.  The
-----     --------------------------------------------------------------
Association management agreements shall require Master Manager, for as long as Master Manager is engaged as the manager of such associations, to prepare the annual Association budget and to assess, bill and collect from the Association members the applicable assessments. The annual Budget of each Association shall contain a line item for the annual management fee to Master Manager, which fee shall be payable to Master Manager on a monthly basis. Operator shall be authorized and directed to pay such fee to Master Manager from the applicable Resort Operating Account or sub account. As long as Owner controls the Master Association, Master Manager shall manage the Master Association pursuant to a separate written management agreement between Master Manager and the Master Association (the "Master Association Management Agreement"). As long as Owner controls the Condominium Association, Master Manager shall manage the Condominium Association pursuant to a separate written management agreement between Master Manager and the Condominium Association (the "Condominium Association Management Agreement"). By operation of the Agreements, Master Manager hereby delegates those privileges and responsibilities as contained herein to Operator.

3.2.8     Budgeting  and  Collection  of  Resort  Services  Assessments.  Master
-----     -------------------------------------------------------------
Manager and Operator shall budget and Master Manager will assess, bill and collect for the Resort Services Assessments from the members of the Master Association in accordance with the provisions of the Master Declaration. The initial Resort Services Budget and all subsequent Resort Services Budgets shall include all known or foreseeable expenses of the Resort that are not covered by other budgets and shall reflect amounts that are adequate, in the opinion of Master Manager and Operator, to cover all such expenses of the Resort. Operator shall have the right of prior review and approval of the initial Resort Services Budget prior to it being provided to any potential purchasers or filed with the Florida Department of Business and Professional Regulation as part of a Condominium Prospectus. The Resort Services Budget shall include, without limitation, line items for general and administrative expenses (including accounting, general management, information systems and human resources expenses), repair, maintenance and refurbishment expenses of the Resort (excluding those borne by Participating Units, the Condominium Association, the Master Association or the CDD, which expenses shall appear in their respective budgets), sales and marketing expenses, insurance premiums (including, without limitation, property, liability and workman's compensation coverages), front desk and concierge service, shuttle service throughout the Resort, Resort-sponsored activities for children and adults, Resort security, access control systems, housekeeping services for the Resort and Participating Units, and linen service and Consumable Supplies for Participating Units. All Resort Services Assessments collected shall be used by Master Manager to offset the cost of administering, managing, maintaining, repairing, insuring, replacing, improving and operating (including without limitation the payment of taxes and establishment of reserves for) the Resort in accordance with this Agreement and the Master Declaration. If Resort Service Assessments collected are insufficient to cover cost of all the expenses related to the management of the Resort and Resort Facilities, Operator will notify Master Manager of same. No later than 10 days after receiving such notice, Master Manager shall provide Operator with sufficient funds to cover shortfalls.

3.2.9     Budgeting  and  Collection  of  Master  Association  Assessments.  The
-----     ----------------------------------------------------------------
Master Association shall budget for, assess, bill and collect the Master Association Assessments from the members of the Master Association in accordance with the provisions of the Master Declaration. As long as Owner controls the Master Association, Master Manager shall cause the initial Master Association Budget and subsequent Master Association Budgets to include all known and foreseeable expenses of the Master Association, and to reflect estimates for each line item that are adequate, in Master Manager's reasonable opinion, to cover the listed expense. Operator shall have the right of prior review and approval of the initial Master Association Budget prior to it being provided to any potential purchasers or filed with the Florida Department of Business and Professional Regulation as part of the Condominium Prospectus. The Master Association Budget shall include, without limitation, line items for the reasonable costs of administering, maintaining, operating and insuring the general common areas that benefit all owners of any portion of the Project (residential or otherwise) and their guests and invitees, the reasonable costs of administering, maintaining, operating and insuring the common areas that benefit all owners of Units within the Project and their guests and invitees, and the reasonable costs of maintaining, operating and insuring the exterior, balconies, windows, roof, signage, landscaping and common areas appurtenant to the Town Homes. All other costs and expenses of administering, maintaining, operating and insuring the Resort and providing the Resort Services shall be reflected in the separate Resort Services Budget. All amounts collected by the Master Association for the costs of administering, managing, maintaining, repairing, insuring, replacing, improving and operating (including without limitation the payment of taxes and establishment of reserves for) any part of the Resort shall be delivered to Master Manager and used by Master Manager to offset such costs and expenses. The failure of the Master Association to collect and receive in a timely manner from the members of the Master Association or to deliver to Master Manager any or all of the billed and assessed Master Association Assessments shall not relieve Master Manager from paying in a timely manner any amounts required to be paid by Owner under this Agreement.

3.2.10       Budgeting  and  Collection  of Condominium Association Assessments.
------     --------------------------------------------------------------------
The Condominium Associations shall budget for, assess, bill and collect the Condominium Association Assessments from the members of the Condominium Association in accordance with the provisions of the Declaration of Condominium. As long as Owner controls a Condominium Association, Owner shall cause the initial Condominium Association Budget and subsequent Condominium Association
Budgets to include all known and foreseeable expenses of the Condominium Association, and to reflect estimates for each line item that are adequate, in Operator's opinion, to cover the listed expense. Operator shall have the right of prior review and approval of the initial Condominium Association Budget prior to it being provided to any potential purchasers or filed with the Florida Department of Business and Professional Regulation as part of the Condominium Prospectus. The Condominium Association Budget shall include, without limitation, line items for the reasonable costs of administering, maintaining, operating and insuring the common elements of the Condominium, including the reasonable costs of maintaining the exterior, balconies, windows, roof, signage and landscaping of the Condominium Units and Condominium buildings. The failure of the Condominium Association to collect and receive in a timely manner from the members of the Condominium Association any or all of the billed and assessed Condominium Association Assessments shall not relieve Master Manager from paying in a timely manner any amounts required to be paid by Owner under this Agreement.

3.2.11       CDD  Management,  Budgeting and Collection of CDD Assessments.  The
------     ---------------------------------------------------------------
CDD shall budget for, assess, bill and collect the CDD Assessments from all owners of real property within the Project in accordance with Florida Statutes Chapters 170 and 190. The CDD Budget shall include, without limitation, line items for the reasonable costs of administering, maintaining, operating and insuring the portions of the Project included in the CDD. The failure of the CDD to collect and receive in a timely manner any or all of the billed and assessed CDD Assessments shall not relieve Master Manager from paying in a timely manner any amounts required to be paid by Owner under this Agreement. The CDD management agreement shall require the designated manager to prepare the annual CDD budget and to assess, bill and collect the CDD Assessments from the owners of real property in the Project. The annual budget of the CDD shall contain a line item for the annual management fee to the manager, which fee shall be payable to manager in arrears on a monthly basis.

3.3     Licenses  and Permits.  Master Manager  and  Operator  shall  apply  and
---     ---------------------
take all action necessary to obtain prior to the Commencement Date and thereafter maintain all licenses and permits required by law in connection with the Resort Operations (excluding certificates of occupancy).

3.4     Compliance  with  Law.  Operator  shall  use  reasonable efforts  to
---     ---------------------
comply with all laws, ordinances, rules, regulations, orders, decisions and requirements of any federal, state, or municipal government that affect the use of the Resort; provided that Operator's obligations shall be subject to Master Manager's obligations under SECTION 3.2 and ARTICLE XII. Operator shall have
                               -----------     -----------
the right, after notice to Owner, to contest in the name of Owner by proper legal proceedings, the validity of any such law, ordinance, rule, regulation, order, decision or requirement and may postpone compliance therewith to the extent and in the manner provided by law until final determination of any such proceedings.

3.5     FF&E  Resort  Reserve  Account.  Operator  shall  create a separate book
---     ------------------------------
account (such account being herein called the "FF&E Resort Reserve Account") and shall monthly credit to such account, out of Non-Rooms Revenue, an initial amount not less than two percent (2%) of the product of the Gross Revenues less Gross Rental Revenues but not more than as provided in the Annual Plan, for the preceding Fiscal Month, subject to increase or decrease in Operator's discretion based on operating requirements. The FF&E Resort Reserve Account shall be used for capital additions and replacements in and to the Resort, but not the Units, and any amount not expended shall be carried forward to subsequent periods.

3.6     Notwithstanding  the  foregoing  paragraph, the parties acknowledge that
---
(a) the budget for capital additions and replacements for each Fiscal Year (or Fractional Year) is based on revenue projections made prior to the beginning of the year and actual revenues will be different and (b) capital additions are made during the year before the actual revenues for the year are known, therefore the amount actually spent or incurred by Operator for capital additions and replacements in and to the Resort (other than the Units) shall be deemed to be the amount allocated to the FF&E Resort Reserve Account.

     Notwithstanding anything to the contrary contained in this Agreement, Operator may from time to time use the funds in the FF&E Resort Reserve Account for routine capital expenditures as it deems necessary, up to the balance of the FF&E Reserve, for purposes set forth in the current Annual Plan or otherwise approved by Master Manager and may from time to time sell or dispose of any Furniture, Fixtures and Equipment, which Operator reasonably deems to have become worn out or obsolete; provided that the proceeds of any such sale shall be credited to the FF&E Resort Reserve Account in accordance with the Annual Plan and Capital Replacements Budget. Even when not included in the Annual Plan or otherwise approved by Owner, Operator may use the funds in the FF&E Reserve to repair or correct any condition on or about the Resort or Resort Services Commercial Lots which results from casualty or extraordinary events, constitutes a violation of applicable laws or presents a threat to life or property of Owner, Operator or any guest, employee or invitee on or about the Resort.

     Operator shall have the right to make loans to fund the Furniture, Fixtures and Equipment requirements of the Resort in excess of funds in the FF&E Resort Reserve Account and to repay itself with interest from the next available deposits to the FF&E Reserve Account, or, in the alternative, at Operator's election, Expenses shall include amounts in excess of funds in the FF&E Resort Reserve Account that Operator spends on capital items that are in the Annual Plan or are required in order to comply with applicable law, to cure safety conditions or to maintain the Operating Standard.

3.7     Books  and  Records.  Operator  shall  keep  or  cause  to  be  kept
---     -------------------
complete and adequate books of account and other records reflecting the results of occupancy of the Resort and the Resort Operations, in accordance with generally accepted principles of accounting consistently applied and applicable to the operation of Resorts. Owner may, at its own expense and through its duly appointed agents, after providing at least 24 hours notice to Operator, inspect such books and records at reasonable times and during normal business hours, at the Resort. All such books and records shall belong to Owner. If Operator expends any sums of money for maintenance, repair or replacement of the Resort Services Commercial Lots, Operator shall keep track of and account for such expenditures separately.

3.8      Financial  Reporting.  Operator  shall  use  all  reasonable efforts to
---      --------------------
deliver  to  Master  Manager  and  Owner  the  following  statements:

3.8.1     Monthly  Reports.  Within  twenty  (20)  days after  the end  of each
-----     ----------------
calendar month, a profit and loss statement of the Resort operations, providing revenues and expenses by department, in reasonable detail.

3.8.2     Annual  Profit  and Loss Statement.  On  or  before  January  31st  of
-----     ----------------------------------
each Fiscal Year or Fractional Year, Operator shall provide an "Annual Profit and Loss Statement" for the Resort for delivery to the Independent Auditor. The Annual Profit and Loss Statement shall be prepared in accordance with the Uniform System of Accounts, on the accrual basis in accordance with generally accepted principles of accounting applicable to the operation of resorts (except as this Agreement may otherwise provide), and shall set forth the profit or loss of the operation of Resort (including for this purpose the Rental Program) for the prior Fiscal Year or Fractional Year. If Master Manager questions any of the amounts for any period as shown by the Annual Profit and Loss Statement, or the computations used in determining the same, and if Operator and Master Manager are unable to agree thereon, then the matter in dispute shall be submitted for a binding decision to a Certified Public Accountant selected by the parties hereto. If Operator and Master Manager are unable to agree on the selection of a Certified Public Accountant for this purpose within thirty (30) days after their failure to agree upon such questions, the matter shall be referred to arbitration pursuant to the provisions of ARTICLE XV hereof.
                                                              ----------
Notwithstanding anything contained herein to the contrary, Master Manager shall be conclusively deemed to have accepted the said accounts and the accuracy thereof as shown in any Annual Profit and Loss Statement, and the computations used in determining the same, unless, within sixty (60) days after the receipt of any such Annual Profit and Loss Statement, Master Manager notifies Operator that Master Manager questions the amount of such items shown thereon or the computations used therein and specifies the items or other computations in issue.

3.8.3     Annual  Plans. Not later than sixty (60) days before the beginning
-----     -------------
of each Fiscal Year or Fractional Year, Operator shall submit to Master Manager an Annual Plan for the Resort, which shall include a repairs and maintenance budget and details of proposed capital refurbishing programs, and otherwise contain the information referenced in SCHEDULE 1.5.
                                           --------------

     3.8.3.1     Master Manager shall notify Operator in writing of any comments
     -------
Master Manager has regarding the Annual Plan. Such comments shall be received by Operator not later than twenty (20) days after Master Manager's receipt of the Annual Plan. If no such comments are provided by Master Manager to Operator within such twenty (20) day period, then Master Manager shall be deemed to have accepted without comments the Annual Plan as submitted by Operator. If Master Manager provides comments regarding the Annual Plan within such twenty (20) day period, the comments shall include detailed reasons for any objections to the Annual Plan and Master Manager and Operator shall attempt to agree in respect of the items to which Master Manager objects within twenty-one (21) days after Operator's receipt of the comments, and if such agreement is not reached within such time, then either of the parties may refer the matter to arbitration pursuant  to  the  provisions  of  ARTICLE  XV  hereof.  Pending the arbitration
                                   -----------
decision, the undisputed parts of the Annual Plan submitted by the Operator shall be deemed to be the Annual Plan for the Fiscal Year insofar as those parts are concerned and the disputed parts shall be dealt with as follows: (i) if an Expense item appeared on the Annual Plan for the preceding Fiscal Year, that item shall be increased by ten percent (10%) over the previous year and shall be deemed to be part of the Annual Plan for the Fiscal Year, and (ii) for all other items, comparable provisions covering the disputed items which appear in other approved annual plans for similar Resorts or resorts managed by Operator or its Affiliates shall be deemed to be part of the Annual Plan for the Fiscal Year.

     3.8.3.2     Notwithstanding  any  of  the  foregoing,  Master  Manager
     -------
acknowledges that, despite Operator's experience and expertise in relation to the operation of hotels and resorts, the projections contained in each Annual Plan are subject to and may be affected by changes in financial, economic and other conditions and circumstances.

     3.8.3.3     Except for during the first Fractional Year and first Calendar
     -------
Year if any major category of income or expense for operations during any year shall be materially different from the results envisioned by the Annual Plan for such year, Operator shall submit revisions to the Annual Plan for the remainder of such year, in reasonable detail, which revised Annual Plan shall be subject to comment by Master Manager with respect to matters that will, or are likely to, impact the revenue to Master Manager, in the same manner as the original Annual Plan and shall be subject to arbitration of disputes in the same manner as the original Annual Plan. "Materially different" shall mean as to any major category of income a decrease of more than twenty percent (20%) that is not offset by a corresponding decrease in expenses and as to any major category of expense an increase of more than fifteen percent (15%) that is not offset by a corresponding increase in revenues. Operator shall engage in the function of Cash Flow Management that shall require Operator to maintain a rolling Cash Flow Statement that shows the expected status of the flow of cash over a 90 period. Said Cash Flow Statement shall be prepared using all historic and advance reservation data, together with known and forecast cash expenses and shall be updated on a continual basis as better information becomes available. Operator shall provide such Cash Flow Statement to Master Manager by the end of the eighth (8th) day of each Fiscal Month.

3.9     Confidential Information.  Operator,  and  Master  Manager,  for  itself
---     ------------------------
and on behalf of Owner, on behalf of themselves and their employees, shall use their best efforts to hold all Confidential Information in trust and confidence and, except as may be authorized by the owner of such Confidential Information in writing, and shall not disclose any Confidential Information to any person or party, except on an "as necessary basis" to Operator's and Master Manager's accountants, attorneys or lenders or as required by law or if required to comply with this Agreement. "Confidential Information" means any and all financial information, reports, operating plans or forecasts, or statements relating to Operator, Master Manager and/or the Resort, as disclosed to each other, or obtained by Operator and Master Manager in the performance under this Agreement, which relate to the real estate or business activities of Operator or its Affiliates and to Master Manager and its Affiliates. Operator is authorized to share financial information regarding the Resort with Smith Travel Research.

3.10     Budget Guaranty.  Master Manager  shall  cause  the  Resort  (including
----     ---------------
the Units, Resort Services Commercial Lots, common elements of a Condominium Association ("Common Elements"), all property belonging to the Master
               ----------------
Association  and/or  a  Condominium Association ("Association Property") and all
                                                  --------------------
property belonging to the CDD) to be initially constructed and furnished in accordance with the Operating Standard. Throughout the Term of this Agreement, Owner and/or Master Manager shall assure that the owners of the Resort Services Commercial Lots, the Condominium Association and the Master Association shall adopt budgets and maintain reserve accounts which are adequate to cover all of the reasonable expenses of administering, maintaining, operating and insuring the Resort Services Commercial Lots, Association Property and Common Elements in accordance with the Operating Standard and the Annual Plan, and to recommend special assessments, as and when necessary, to cover such expenses ("Budget
                                                                          ------
Guaranty").
    ----

                                        4
                                 RENTAL PROGRAM

4.1     Terms  of  Rental  Program.  The  Rental Program shall initially be
        --------------------------
embodied in the terms and provisions set forth in a form of Rental Management Agreement to be mutually agreed upon by Master Manager and Operator and attached hereto as EXHIBIT "D-1". It is contemplated that the form Management Agreement
            -------------
will provide for certain costs, reserves and expenses of the Unit that can be charged to the Participating Owner to be so charged by deducting the costs and expenses from the rental revenues generated by use of the Unit including, without limitation, the following:

-     Management  and  Licensing  Fee  -  7%  of  Gross  Rental  Revenues
      -------------------------------
-     Marketing  reserve  -  3%  of  Gross  Rental  Revenues
-     All  travel agency and other third party commissions and reservations fees
-     All  Credit  and  debit  card  costs;
-     A  capital  reserve  for  replacement  of  the  FF&E  for  each  Unit.
The form Management Agreement may be modified at any time by Master Manager in its exclusive discretion. Operator shall have the right of reasonable approval regarding any change planned by Master Manager that could result in a change to the revenue forecasted from the Rental Program, and any such change shall be subject to Operator's prior approval if the Incentive Share (Section 6.1.2) is in effect. All Unit Owners that want to commence or renew participation in the Rental Program shall execute the form of Management Agreement then being offered to Unit Owners by Master Manager.

4.2     Other Rental Programs.  Master Manager, on behalf of itself and its
        ---------------------
Affiliates, agrees that it shall not enter into Unit management agreements or lease agreements for the commercial rental of residential Units in competition with Operator and shall not encourage or solicit any other person or entity to enter into management agreements or lease agreements with Unit Owners for the commercial rental of the Resort's residential Units.

4.3  Disclaimers  and  Closing  Certificate.  At  Operator's request, Owner
     --------------------------------------
shall include (or cause to be included) such disclaimers and disclosures as Operator shall reasonably require from time to time to be printed and displayed in any and all offering, marketing and sales materials, documents and scripts relating to the Units, Condominium or Rental Program, and in the sales center and the model units (if any). Owner agrees to include the disclaimers set forth in EXHIBIT "G-1" of this Agreement in all purchase and sale agreements for the
    --------------
purchase and sale of a Unit and further agrees to require every purchaser of a Unit to sign at the closing of the Unit the certificate attached hereto as EXHIBIT "G-2".

4.4     Indemnity  By  Master  Manager.  Master  Manager hereby indemnifies each
        ------------------------------
member of the Sonesta Group and their officers, agents, salaried attorneys and employees against any and all claims, damages, losses and expenses of any nature (including reasonable third party legal fees(7) and expenses) asserted against or incurred by any member of the Sonesta Group (except to the extent that such indemnified party has actual liability therefore) in any legal proceeding or claim of any kind or nature brought by any third party ("Claimant") arising from
                                                         --------
or relating to (a) the use by any agents, employees or other representatives of Owner and Master Manager of the Sonesta Proprietary Marks (as such term is defined in SECTION 1.77 hereof), or (b) the violation or breach by any agent,
             ------------
employee or other representative of Owner and Master Manager of any term or provision set forth in this ARTICLE IV, or (c) the violation or breach by any
                               ----------
agent, employee or other representative of Owner and Master Manager of the laws, rules and regulations of the United States and/or the State of Florida governing the sale, offering for sale or registration of securities, or (d) the violation or breach by any agent, employee or other representative of Owner and Master Manager of the laws, rules and regulations of the State of Florida governing the sale, offering for sale and administration of condominium interests or the sale, offering for sale or registration of securities, or (e) any other applicable laws, unless the subject indemnified claim is caused solely and proximately by fraud, willful misconduct and/or negligence on the part of a member of the Sonesta Group. This indemnification shall survive termination of this Agreement or expiration of the Term as well as the purchase of the Resort and/or Resort Services Commercial Lots by Operator or any Affiliate of Operator.

------------------------
(7) This indemnity for reasonable legal fee requires that Operator be represented by the attorneys chosen or approved by Master Manager.

4.5   Indemnity  by  Operator.  Operator  hereby indemnifies each member of
      -----------------------
the Master Manager, its Affiliates, and their officers, employees, agents and salaried attorneys against any and all claims, damages, losses and expenses of any nature (including legal fees5foot8 This indemnity for reasonable legal fee requires that Operator be represented by the attorneys chosen or approved by Master Manager and expenses) asserted against or incurred by any member of the
Master Manager (except to the extent that such indemnified party has actual liability therefore) in any legal proceeding or claim of any kind or nature brought by any third party ("Claimant") arising from or relating to (a) the use
                              --------
by any agents, employees or other representatives of Sonesta Group of the Proprietary Marks of Owner and Master Manager (as such term is defined in
SECTION  14.2  hereof), or (b) the violation or breach by any agent, employee or
      -------
other representative of Operator (or its Affiliates) of any term or provision set forth in this ARTICLE IV, or (c) the violation or breach by any agent,
                      -----------
employee or other representative of Operator of the laws, rules and regulations of the United States and/or the State of Florida governing the sale, offering for sale or registration of securities, or (d) the violation or breach by any agent, employee or other representative of Operator of the laws, rules and regulations of the State of Florida governing the sale, offering for sale and administration of condominium interests or the sale, offering for sale or registration of securities, or (e) any other applicable laws, unless the subject indemnified claim is caused solely and proximately by fraud, willful misconduct and/or negligence on the part of a member of the Owner or Master Manager. This indemnification shall survive termination of this Agreement or expiration of the Term as well as the purchase of the Resort and/or Resort Services Commercial
Lots  by  Operator  or  any  Affiliate  of  Operator.

4.6     Branded  Products.  Except  for  ordinary  guestroom  supplies  and
        -----------------
collateral materials, no items containing the Sonesta name or other Sonesta Proprietary Marks may be displayed in model units (if any) or offered for sale or otherwise sold in connection with the sale of any Unit. Except upon the receipt of explicit, written permission, after a thorough review by Master Manager, Operator shall not use or disclose the names or Proprietary Marks of Owner, Associations and Master Manager in Operator's promotion and advertising of the Sonesta Group of any of its Affiliates.

                                        5
                                   TERMINATION

5.1     Termination  by  Operator.  If  (i)  either construction of the Resort
        -------------------------
Project is not underway by April 1, 2005, or the Commencement Date has not occurred (or cannot as a practical matter occur) by January 5, 2007; or (ii) Owner fails to construct the Resort Project in substantial conformance with the plans and specifications and design criteria accepted by Operator; or (iii) the number of Units available to be managed by Operator under the Rental Program drops below one hundred fifty (150) Units at any time during the Term of this Agreement for a period of 4 consecutive months; or (iv) as the result of actions or conduct of the Developer, Owner, Master Manager, a Condominium Association or the Master Association or as a result of amendment of a Declaration of Condominium or the Master Declaration without notice to Operator, the Net Operating Profit of Project is materially reduced(8), or Operator's control over the management or operation of the Rental Program or other material component of the Resort is materially diminished, or Operator's ability to conduct the Resort Operations at the Resort is otherwise materially restricted by Master Manager; or (v) Master Manager shall be in default of the due performance of any material term, covenant or condition which this Agreement requires it to perform, and shall fail to cure, correct or remedy such default within the period of time specified in the provision relating to such term, covenant or condition (or, if there shall be none, then within ten (10) business days after written notice from Operator specifying the default if the default is monetary, or within thirty (30) days after written notice from Operator specifying the default if the default is non-monetary, or such longer period, not to exceed a total of ninety (90) days, as may be necessary to cure any such non-monetary default using due diligence); or (vi) if Owner or Master Manager shall make any assignment of its property for the benefit of creditors; or (vii) if Master Manager's interest under this Agreement shall be taken on execution and Owner does not accede to its position; or (viii) if Owner or Master Manager files a petition for adjudication as a bankrupt, for reorganization or for an arrangement under any bankruptcy or insolvency law, or if a receiver or trustee in bankruptcy shall be appointed to take over the affairs of Owner or Master Manager; or (ix) if any involuntary petition under any such law is filed against Owner or Master Manager and not dismissed within ninety (90) days thereafter;
then, so long as any such event is continuing(9), Operator may by notice in writing to Owner terminate this Agreement forthwith, and the parties shall be released from all further rights and obligations hereunder except those which survive termination. In the event of Termination pursuant hereto, Operator shall provide up to sixty (60) days of Transition Services to the entity in control of the Resort Elements on the same terms and conditions as are contained in this Agreement. The rights of termination granted Operator in this Section shall be in addition to any other rights or remedies that may otherwise be available to Operator at law or in equity including, without limitation, rights to damages or specific performance.

------------------------
(8)  Applicable  only  after  Operator has elected the compensation described in
Section  6.1b,  herein  and  is  in  that  compensation  mode.
(9) For any of the listed grievances to give rise to the rights of Operator in this Section, Operator must demonstrate, in the manner set forth in this Agreement to resolve budgetary issues, that it will be at risk to suffer material economic harm.

5.2  Termination  by  Master  Manager.  If  one  or more of the following events
     --------------------------------
shall occur: (i) if Operator shall be in default in the performance of any material term, covenant or condition which this Agreement requires it to perform, and shall fail to cure such default within sixty (60) days (ten (10) business days for monetary defaults) after receipt of written notice from Master Manager specifying such default, or such longer period as may be necessary to cure any such default using due diligence (provided Operator has commenced said cure within sixty (60) days of such notice from Master Manager and diligently pursues such cure to completion; provided, however, that the cure period regarding payment of sums of money to Master Manager shall be ten (10) business days); or (ii) if Operator shall make any assignment of its property for the benefit of creditors; or (iii) if Operator's interest under this Agreement shall be taken on execution; or (iv) if Operator files a petition for adjudication as a bankrupt, for reorganization or for an arrangement under any bankruptcy or insolvency law, or if a receiver or trustee in bankruptcy shall be appointed to take over the affairs of Operator; or (v) if any involuntary petition under any such law is filed against Operator and not dismissed within ninety (90) days thereafter; or (vi) if Operator shall undergo a change in control (by virtue of a change in the ownership or control of the voting stock of Operator or its parent company) ; or (vii) if 20% of the Participating Units owned or controlled by parties not affiliated with Master Manager or Owner shall drop out of Rental Program for in excess of sixty (60) continuous days in any running 12 month period as the result of operational concerns, then, so long as any such event is continuing, Master Manager may by notice in writing to Operator terminate the Term, in which case the Option shall likewise terminate. The rights of termination granted Master Manager in this Section shall be in addition to any other right or remedy available to Master Manager in law or in equity including, without limitation, rights to damages or specific performance.

5.3  Effect  of  Termination.
     -----------------------

     5.3.1 The termination of the Term for any reason shall not affect (i) any right, obligation or liability which has accrued under this Agreement on or before the effective date of such termination or (ii) the indemnification obligations set forth in this Agreement.

     5.3.2 Upon the termination of this Agreement for any reason, Master Manager and Operator shall cooperate with each other in an effort to achieve an efficient transition to new Resort management and shall take all steps necessary or desirable to put Master Manager in full control of the Resort. All Sonesta signs and logos shall be removed from the Resort promptly by Master Manager following the termination of this Agreement.

     5.3.3 Upon the termination of this Agreement for any reason, Operator and Master Manager shall cooperate with each other and take all steps reasonably necessary to cause a smooth and orderly transition of control of the Resort to Master Manager or the replacement for Operator including, without limitation, Operator's delivery of each of the following items if in Operator's possession:
(i) contracts for the provision of services to the Resort or in connection with the Resort Operations, (ii) insurance policies with respect to the Resort, (iii) records relating to current or prospective guests relating to Units and records related to the financial obligations of Operator pursuant to such agreements,
(iv) all deposits for the rental of Units not previously earned by virtue of the use of such Units, (v) all keys, combinations to locks and other security devices for the Resort and/or Units, and (vi) all equipment, furniture, furnishings and other property of Owner and Master Manager in the possession of Operator.

     5.3.4. Operator shall, within sixty (60) days after termination of this Agreement, prepare and deliver to Master Manager a final accounting statement (prepared under GAAP) with respect to the Resort Operations, along with a statement of any sums due from or to Master Manager and Operator pursuant hereto as of the date of termination. All amounts due from or unpaid to Operator shall be paid no later than thirty (30) days after receipt of the final accounting statement.

                                        6
                                  COMPENSATION

6.1  Fees.  Operator  shall  be paid the following fees as compensation for
     ----
its  services  hereunder,  at  the  time  and  in the manner hereafter provided:

     6.1.1  Base  Management and Marketing Fee.  A base management and marketing
            ----------------------------------
fee  equal  to  five  percent(10)  (5%)  of  Gross  Rental  Revenues  (the "Base
                                                                            ----
Management  and Marketing Fee") shall be paid to Operator on or before the tenth
----------------------------
day of each calendar month for each preceding calendar month provided that the minimum payment on this account shall be an average of the monthly amounts of the Base Management and Marketing Fee paid for the previous six months or $15,000, whichever is greater(11). The minimum fee of $15,000 per month shall be paid regardless of the formula contained in this section but only for the first 18 months of the Term. Thereafter the minimum payment of $15,000 per month shall be deemed a draw against the earned fee.

     6.1.2  Incentive Share. An Incentive Share equal to 25% of Net Operating
            ---------------
GAAP Profit or Loss of the Master Manager (excluding the sum of 2% of the Unit rental revenue paid to Master Manager by Operator) (the "Incentive Share") shall
                                                         ---------------
be paid to Operator in arrears, in quarterly installments on the 25th day of the month following each Quarterly Accounting Period, and will be based on the "projected Net Operating Profit" for the Fiscal Year or Fractional Year, prorated based on the number of Quarterly Accounting Periods that have passed. The "projected Net Operating Profit or Loss" will be calculated based on the actual results of the Quarterly Accounting Period(s) that have passed, and the projected results of the remaining Quarterly Accounting Period(s) pursuant to the Annual Plan. As the result of the payment of such Incentive Share on a quarterly basis, the parties acknowledge that subsequent months' operations may make the amount of the Incentive Share previously paid result in an overpayment or underpayment on a year-to-date basis. In such event, an appropriate adjustment shall be made against subsequent quarterly payments of the Incentive Share, with an annual reconciliation as provided in SECTION 6.2 with any overpayment to Operator being reimbursed to Master Manager within 30 days of such annual reconciliation.

------------------------
(10) Operator will be paid, out of Gross Rental Revenues, the sum equal to 7% of the Unit rental revenue. This fee is to be debited from the Participating Unit Owner's revenues. Operator shall then pay to Master Manager the sum of 2% of the Unit rental revenue as a Facilitation Fee.
(11) As soon as the exact amount of the Base Management and Marketing Fee is ascertained , there shall be an adjustment made to increase or decrease the next succeeding payments until the exact amount owed is fully paid.

     6.2  Annual  Reconciliation.  At the end of each Fiscal Year, following the
          ----------------------
rendition of the Annual Profit and Loss Statement, Master Manager and Operator shall promptly (and in all events within thirty (30) days after rendition of such Annual Profit and Loss Statement) make such adjustments as are necessary to ensure that the proper amounts of Master Manager's Share and Operator's Incentive Share have been paid for said Fiscal Year.

     6.3  Alternative  Compensation:  Notwithstanding  the terms of Section 6.1,
          -------------------------
above, Operator may elect to be paid, in lieu of the compensation recited in 6.1, Two and One Half per cent (2.5%) of the annual Gross Revenues of the Resort. Operator must make this election to receive this Alternative Compensation prior to the Commencement Date and such Alternative Compensation shall continue until Operator makes an election to convert to the compensation plan described in Section 6.1. Operator must make the election by July 31st of the Fiscal Year to which the change will apply. Once said election is made, Operator may not ever elect to re-convert to Alternative Compensation. For purposes of this section, the 2.5% fee shall be applied to Gross Revenues minus the sum of the following: a) revenue associated with the Communications Package to Unit Owners or to Resort Guests; and b) sums paid to and retained by Operator for the Base Management And Licensing Fee. For purposes of this section, the Gross Rental Revenues component of Gross Revenues shall not include all taxes to local, county, state and tourist districts.

     6.4  Real  Estate  Taxes.  If directed, Operator shall, on behalf of Master
          -------------------
Manager and Owner, pay all real estate taxes, personal property taxes, excise or sales taxes, special improvements and other assessments (ordinary and extraordinary) and all other taxes, duties, charges, fees and payments imposed by any governmental or public authority which shall be imposed, assessed or levied upon, or arise in connection with the ownership, use, occupancy or possession of the Resort Services Commercial Lots during and in respect of the term of this Agreement (all of which are herein called "Taxes"); provided, however, nothing herein shall require Operator to pay income taxes imposed on Owner and/or Master Manager in respect of Owner's and/or Master Manager's income or in respect of any federal or state estate tax, succession tax, maritime tax or transfer taxes of Owner and/or Master Manager or corporate franchise taxes imposed upon Owner's and/or Master Manager's interest in the Resort Services Commercial Lots. Operator shall, at Owner's and/or Master Manager's request and as Owner's and/or Master Manager's agent, contest any Taxes by appropriate proceedings, the costs of which shall be deemed Expenses provided that the cost of contesting such taxes does not exceed twenty per cent of the taxes for 2 years. All refunds of Taxes shall be added to Net Operating Profit of the Resort for the year in which it is received.

                                        7
                             DAMAGE AND DESTRUCTION

7.1       Restoration.  Subject  to  the  rights of any mortgagee to receive and
          -----------
apply available insurance proceeds to discharge Owner's indebtedness, and provided all or a sufficient number (in Operator's reasonable opinion) of Units will be rebuilt and adequate parking will be available, Master Manager shall cause the owners of damaged property to repair, restore, rebuild and replace any damage to the Resort or the Resort Services Commercial Lots caused by fire or insured casualty provided available insurance proceeds and funds otherwise available to cover the costs of rebuilding (i.e. as a loan(s) on reasonable terms) are sufficient to cover the entire costs thereof. The parties shall cooperate in good faith to maximize the insurance adjustment. All business interruption insurance proceeds received by Master Manager, Owner and Operator shall be considered Gross Revenues and applied to pay the ongoing expenses of the Resort. The Base Management Fee shall continue to be paid to Operator each month during the period from the occurrence of the casualty until restoration is completed (the "Restoration Period"), less what Operator has received from the proceeds of business interruption insurance, and shall be based on the revenues realized for the most recent comparable period(s) of a calendar year in which there occurred no extraordinary event (such as a casualty). No Incentive Fee shall be paid to Operator during the Restoration Period until the Resort has received the proceeds of the business interruption insurance (which shall be treated as Gross Revenues). Any deductible paid shall not be treated as an Expense hereunder. In the event there are insufficient insurance proceeds to cover the entire costs of rebuilding, Master Manager shall be responsible for the excess costs, which shall not be treated as Expenses hereunder. If the Resort has not reopened, or can not reasonably be expected to reopen, within two years from the date of the casualty, as a Resort of the same type and class and in substantially the same condition as the Resort prior to the casualty, then either Master Manager or Operator may terminate this Agreement by delivering thirty (30) days written notice of termination to the other party.

7.2  Termination.  Notwithstanding the foregoing, if the damage to the Resort is
     -----------
so extensive that the Resort is no longer useable as a Resort of the type and class immediately preceding such taking or condemnation, either Operator or Master Manager may terminate this Agreement by delivering written notice of termination to the other party to take effect thirty (30) days from the date of the notice.

                                   ARTICLE 8.
                                  CONDEMNATION

8.1     Termination.  If all or such a portion of the Resort shall be taken or
        -----------
condemned as to make it imprudent or unreasonable, in Operator's reasonable opinion, to use the remaining portion as a Resort of the type and class immediately preceding such taking or condemnation, then in either event this Agreement shall cease and terminate as of the date that is thirty (30) days from the issuance of notice by either party.

8.2  Compensation.  Operator shall be entitled to submit and process a claim for
     ------------
damages, including moving expenses and damages to fixtures and equipment owned by Operator, if any. Master Manager agrees to cooperate with Operator to the extent necessary to enable Operator to present and process a claim for such items.

                                    ARTICLE 9
                                    INSURANCE

9.1  Insurance  Requirements.
     -----------------------

     9.1.1  Operator  will  obtain  and  maintain  comprehensive  general and/or
     -----
umbrella liability insurance for the Resort and the Resort Services Commercial Lots, with minimum coverage in the amount of $25,000,000(12) combined single limit for injury to or death of one or more people in any single occurrence and for damage to or destruction or loss of property, which shall name Owner, Master Manager, Operator, the Condominium Associations, the Property Associations, and the Unit Owners that are part of the Rental Program as additional insureds. In addition, Operator shall maintain the following types of insurance at such times and in such amounts as Operator deems necessary or advisable, and provided same is available on usual terms and at customary rates: (i) comprehensive crime bond, (ii) innkeeper's insurance, and (iii) automobile, bodily injury and property damage liability and physical damage insurance, all of which shall name Owner, Master Manager, and Operator as an additional insured parties. Owner will obtain and maintain, in the name and for the account of Owner, property insurance insuring the Resort against damage or loss by fire or other casualty covered by the broad form, comprehensive perils, on a replacement cost basis, in an amount equal to at least the full replacement value of the Resort (less any customary deductible amount), including business interruption insurance and boiler and machinery insurance, which policy shall name Master Manager and Operator as additional insureds. Master Manager shall have the right, but not the obligation, to maintain insurance with respect to Units in the Rental Program and charge the premiums to the owners of the Units (subject to the terms and provision set forth in the applicable Management Agreement). Operator shall assist Master Manager in obtaining property insurance, if so requested.

------------------------
(12) The parties agree to consider the recommendation of the insurance agency, broker or carrier that Master Manager employs to underwrite and place this insurance. The Parties acknowledge that the institutional lender(s) that provide financing to the Resort may dictate the insurance requirements.

     9.1.2 Operator may maintain any insurance permitted or required by this Agreement under a blanket policy covering the Resort and other properties operated by Operator or its Affiliates, in which case the premiums may be allocated by Operator on a reasonable basis among the various properties. All insurance required to be maintained pursuant to this Article 9 shall be placed with companies reasonably acceptable to Master Manager and Operator and shall include as additional insured the holder of any mortgage instrument, if requested by Master Manager.

     9.1.3 Within fifteen (15) days of the inception or renewal of all policies required herein, Operator shall deliver to Master Manager certificates evidencing that all insurance required to be maintained under this Agreement is in full force and effect. In addition, at least thirty (30) days prior to the date on which any insurance premiums must be paid to prevent delinquency thereof, Operator will, upon request of Master Manager, deliver to Master Manager a statement or statements showing the amount of the premiums required to be paid, the name and mailing address of the party to whom the same is payable and receipts reflecting that all such amounts have been fully paid.

     9.1.4 Master Manager and Operator shall consult each other with regards to a reasonable allocation of insurance premiums between Owner, Condominium Associations, Property Associations, and the Unit Owners that are part of the Rental Program.

9.2     Worker's  Compensation  Insurance.  Master  Manager and Operator shall
        ---------------------------------
maintain Worker's Compensation Insurance for its respective employees of the Resort, up to the statutory limit, including broad form all states coverage and Employer's Liability; the costs thereof shall be treated as Expenses hereunder. Within fifteen (15) days of receipt of a written request, each party shall furnish the other with an insurance certificate evidencing that it has obtained such required Worker's Compensation Insurance.

                                       10
                                 INDEMNIFICATION

10.1     Indemnification  of  Operator.  Master  Manager  assumes  sole  and
         -----------------------------
complete responsibility for, and will indemnify and hold harmless Operator and its Affiliates and their respective partners, members, shareholders, directors, officers, employees and agents from and against all payments of money, including those with respect to fines, penalties, taxes, losses, damages, costs and expenses, such as reasonable attorney fees(13), investigation expenses, court costs, deposition expenses, and travel and living expenses ("Payments"), due to
                                                              --------
any claim, demand, challenge, cause of action, lawsuit, dispute or controversy, investigation or administrative proceeding made by any person or entity ("Claim") with respect to (A) this Agreement (to the extent that this Agreement
  -----
is the link to the Operator for a cause of action arising out of the following events or documents), the Rental Management Agreement, any Management Agreement, the Rental Program, the Master Association Management Agreement, the Master Association, the Master Declaration and other governing documents of the Master Association, the Condominium Association Management Agreement, the Condominium Association, the Declaration of Condominium and other governing documents of the Condominium, the CDD, the CDD Management Agreement, the governing documents, legal requirements and taxation/assessment procedures of the CDD, the Optional Services Agreements, the Optional Services and any other services provided under this Agreement, and any and all matters arising in connection with any of the foregoing, (B) the operation of the Resort (including, without limitation, the administration, operation and management of: the Rental Program as directed by Master Manager, Participating Units, property owned by the Master Association, Condominium Associations and/or CDD, the Resort Services Commercial Lots, property owned by Owners or its Affiliates, and operation of all other Resort facilities and amenities, and including the providing of Resort Services and Optional Services) by Operator or any Affiliate of Operator, (C) sales and marketing activities of Owner and its Affiliates, Master Manager, agents and employees regarding the Condominium Units, Town Homes, Resort Services
Commercial Lots, Rental Program, Rental Management Agreements, timeshare offerings and/or any other portion of the Project including, without limitation,

------------------------
(13) This indemnification for reasonable attorneys' fees requires that Master Manager shall designate the attorneys to represent and defend Operator's interests.

any alleged or actual violations of federal or state securities laws, (D) any alleged or actual misrepresentation or fraud by Owner or its Affiliates, agents and employees, (E) any alleged or actual breach or default by Owner or its Affiliate of any covenant, term or provision set forth in this Agreement or any breach or inaccuracy of any representation or warranty of Owner set forth in this Agreement, (F) development, financing, construction and operational activities of Owner and its Affiliates, agents and employees as to the Project or any portion thereof including, without limitation, latent conditions and defects in design, "structural defects" (as such term is defined in Section
                                                                         -------
3.2.3  hereof),  defects  in  materials or workmanship, non-conformance with the
-----
final plans and specifications approved by Operator, and failure to comply with applicable laws in relation to design, construction or materials, ("Construction Defects") (G) any responsibility, liability or obligation of Owner as the developer of the Project, developer of the Resort, Declarant under the Master Declaration, Declarant under the Declaration of Condominium or creator / declarant of the CDD, (H) Owner's failure to comply with the requirements of the ADA, or (I) any acts or omissions of Owner or anyone associated with Owner, including those caused by or based on: (1) violation of any law, ordinance, code, regulation, judgment or decision; (2) theories of vicarious liability (including agency, apparent agency and employment); (3) Operator's failure to compel Owner's compliance with the provisions of this Agreement; and (4) Payments made by Operator, or for which Operator is responsible, in connection with Operator enforcing Owner's obligations. Notwithstanding the preceding language of this subsection (a), Owner shall not be liable for the Payment of any indemnified Claim to the extent such Claim is caused by or results from Operator's gross negligence or willful misconduct occurring during the Term (including gross negligence or willful misconduct based on theories of vicarious liability). The provisions of this SECTION 10.1 shall not constitute a release
                                     ------------
of any rights of Operator arising as a result of any breach or default by Owner of a provision of this Agreement and shall not supersede any right of termination belonging to Operator. If Operator causes loss to the Resort by virtue of any negligent act, Operator shall not be personally liable for the loss unless and until the negligent act or omission is repeated two (2) more times within 36 months. In the event that a negligent act or omission is repeated as aforesaid, such third repeated act or omission shall constitute gross negligence and Operator shall be responsible for all direct costs resulting therefrom.

10.2  Defense Against Claims.  Operator shall provide reasonable notice to Owner
      ----------------------
and Master Manager of any Claim in respect of which Operator intends to seek indemnification from Master Manager; provided, however, that Operator's failure to give such notice shall not relieve Master Manager from its indemnification obligations hereunder except to the extent that Master Manager or Owner is actually prejudiced thereby. Master Manager will defend Operator against all Claims covered by Master Manager's indemnification obligations under this Agreement. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of Master Manager if Master Manager has assumed the defense of and responsibility for the action with counsel reasonably satisfactory to indemnified party; provided that the fees and expenses of indemnified party's counsel shall be at the expense of Master Manager if (i) the employment of such counsel has been specifically authorized in writing by Master Manager or (ii) indemnified party shall have been advised by Master Manager's legal counsel that there is a conflict of interest or issue conflict involved in the representation by counsel employed by Master Manager in the defense of such action on behalf of indemnified party or that there may be one or more legal defenses available to indemnified party which are not available to Master Manager that preclude joint representation by the same law firm (in which case Master Manager shall not have the right to assume the defense of such action on behalf of indemnified party, it being understood, however, that Master Manager shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for indemnified party, which firm shall be designated in writing by indemnified party and approved by Master Manager; and, Master Manager has entered into a written fee agreement with said firm).

10.3  Survival.  The  provisions of this Article shall survive any cancellation,
      --------
termination or expiration of this Agreement or the Term, whether by lapse of time or otherwise, and shall be binding upon Master Manager and Operator and their respective successors and assigns but only to the extent of the statute of limitations applicable to the claim.

                                   ARTICLE 11
                    MASTER MANAGER'S AND OPERATOR'S COVENANTS

11.1     Initial  Construction.
          ---------------------

     11.1.1  Timing  and  Construction  Standards.  Master  Manager  will  cause
             ------------------------------------
Developer to use diligent efforts to complete construction of the Project as quickly as practicable. Without limiting the generality of the foregoing, from and after the Commencement Date (which, by definition will not occur until at least One Hundred Fifty (150) Units have enrolled in the Rental Program, Master Manager shall cause Developer to use diligent efforts to obtain Certificates of Occupancy or the local equivalent on all remaining Units in Phase One as quickly as possible, but in no event later than one hundred and eighty (180) days after the Commencement Date. Master Manager shall cause the Resort to be constructed
(a) subject to the Operating Standard, in a good and workmanlike manner, with finishes and workmanship comparable in quality to the finishes and workmanship of Hilton Grand Vacation Resort, Orlando, Florida (b) in accordance with all applicable laws, regulations, codes and ordinances and (c) in accordance with the plans and specifications approved by Operator. Master Manager shall ensure that all units that are included in its Rental Program for management by Operator are finished to the specifications as attached hereto and all said units become members of the Tierra Del Sol Club. Operator acknowledges that all Town-Home units sold by Owner up to August 31, 2004 do not comply with these specifications and did not include membership of the Tierra Del Sol Club. Master Manager will use its best endeavors to sell unit buyers an upgrade package so that they will comply with this clause.

     11.1.2  Construction  Oversight and Punch List.  Master Manager shall cause
             --------------------------------------
Developer to deliver to Operator, for Operator's review and comment, the plans and specifications pertaining to the original construction of the Resort, and any subsequent expansion or other construction in connection with same, together with all change orders unless the proposed changes and modifications are not material as to their effect. For purposes of this paragraph, a change or modification shall be deemed to be material as to its effect if it causes any item or feature of the Resort to differ from what is customary in the Resort industry for "4-Diamond" resorts, increases the expense of maintaining or operating the Resort, diminishes the usefulness or practicality of any item or feature of the Resort, or may affect the operation of the Resort, the Rental
Program or the other Resort Operations, financially or otherwise. On or about the time of issuance of the certificates of occupancy for the Resort Services Commercial Lots, Master Manager and Operator and the project architect shall jointly inspect the parts of the Project to be utilized in the Resort Operations, including the Resort Services Commercial Lots, and shall create a punch list of items to be finished or corrected. Master Manager covenants to cause Developer to promptly finish or correct, or cause the contractors to promptly finish or correct, all punch list items. The Commencement Date shall not occur until Master Manager and Operator are satisfied that the parts of the Project to be utilized in the Resort Operators are in all respects ready for occupancy and full business operation by Operator, except for minor punch list items which, in Operator's reasonable judgment, do not materially interfere with the full normal operations of the Resort. Operator acknowledges that some of the interiors of certain Town Homes sold prior to August 31, 2004 do not comply with the standards required of this clause and as such shall not be offered inclusion in the Master Manager's Rental Program until they are in compliance.

     11.1.3  Defects.  After  Operator  takes occupancy of the Resort and Resort
             -------
Services Commercial Lots, it shall provide Master Manager and the Owner(s) thereof with notice of matters related to Construction Defects, although failure to provide such notice will not constitute a waiver of claims with regard to the defects. Master Manager shall cause Developer to remedy the defects with as little impact to the Resort Operations as reasonably possible.

11.2     Initial  FF&E.  The  design  plans  and initial budget to furnish the
         -------------
Resort,  including  the  Resort  Services  Commercial  Lots  (the  "Initial FF&E
                                                                    ------------
Budget"), shall be subject to Master Manager's and Operator's prior, written approval and to compliance with the Operating Standard. All items of the initial Furniture, Fixtures and Equipment, including Operating Equipment, to furnish the Resort and the Resort Services Commercial Lots (the "Initial FF&E"),
                                                                 ------------
shall be subject to the approval of Master Manager and Operator prior to the purchase of any item of the Initial FF&E. The Initial FF&E Budget shall include sufficient quantities of Operating Equipment (including linens, china and glassware etc.), in Master Manager's and Operator's reasonable judgment, to operate the Resort. Owner recognizes that artwork forms an important part of the image of Sonesta properties. As such, the artwork which is part of the Initial FF&E shall be selected by Operator but is subject to the approval of the Master Manager, however, in the event of a disagreement over the selection of the artwork, the opinion of the Operator shall prevail, unless the disagreement is budgetary, in which said event the final decision rests with Master Manager, subject to the artwork selected by Operator being commensurate with artwork for a first class Resort in a metropolitan area in the United States.

     In order to participate in the Rental Program, each Participating Unit shall be required to contain the standard package of Furniture, Fixtures and Equipment sold by or provided by Master Manager in various arrangements and approved by Operator for compliance with the quality standard package of Operating Equipment approved by Master Manager and Operator, the initial cost of which shall be borne by the Participating Unit Owner or Master Manager as the Management Agreement will dictate. The initial Furniture, Fixtures and Equipment package and Operating Equipment package for Participating Units will be comparable to the furniture, fixtures and equipment and the operating equipment and supplies contained in units at the Hilton Grand Vacations Resort, Orlando, Florida in terms of style and quality. The design plans and budgets for the furniture, fixtures and equipment and the operating equipment and supplies to be furnished initially to the Participating Units, and selection and purchase of same, shall be subject to Operator's prior written approval, which shall not unreasonably be withheld.

11.3     Amendments  To  Declaration  of  Condominium or Master Declaration or
         --------------------------------------------------------------------
Related  Documents.  The  current versions of the Declaration of Condominium and
------------------
the Master Declaration, as of the Effective Date, are attached hereto as EXHIBITS "H" AND "I", respectively. Master Manager covenants that, as long as
       ---------------
Owner, or its Affiliate, maintains control over the Condominium Association or the Master Association, it will not propose, consent to or otherwise finalize or record any amendment to the Declaration of Condominium, the Master Declaration or the Articles or By-Laws of the Condominium Association or the Master Association that is "material and detrimental as to its effect" upon Operator or that adversely affects the Resort or the Resort Operations or the Resort Services Commercial Lots without reviewing the proposed amendment with the Operator and obtaining Operator's consent thereto. Master Manager covenants that, after Master Manager no longer maintains control over the Condominium Association or the Master Association, it will not propose, consent, approve or otherwise finalize or record any amendment to the Declaration of Condominium, the Master Declaration or the Articles or By-Laws of the Condominium Association or the Master Association that is material and detrimental as to its effect without advising the Operator. Master Manager agrees to insert into the several management agreements, including but not limited to the association and rental association management agreements, a clause that requires the association to fund a capital reserve account for purposes of viability. In this context, viability means that the viability of the manager's ability to properly manage the association is dependent on the viability of the annual budgets. For purposes of this paragraph, an amendment shall be "material and detrimental as to its effect" only if it can reasonably be expected to have an adverse financial effect on the Resort, the Rental Program or the Resort Operations or if it can reasonably be expected to have more than a de minimus adverse effect in any other respect (other than financially). The provisions of this SECTION
                                                                         -------
11.3  shall not survive termination of this Agreement or expiration of the Term.
---

11.4  Title  Covenants.  Master  Manager  covenants  and  agrees:(a) to promptly
      ----------------
remove, discharge or bond or cause to be removed, discharged or bonded any and all liens suffered to be placed on the Resort Services Commercial Lots or any part thereof or any other real property owned by Owner or its Affiliates within the Project that is operated as part of the Resort, not caused by Operator, in order that the possession by Operator of the Resort Services Commercial Lots and other such real property shall not be disturbed; (b) to incur no encumbrances, easements, liens, covenants, charges, burdens, claims, restrictions or other rights of third persons with respect to the Land or Resort or Resort Services Commercial Lots, including rights and obligations secured thereby, which may, in Operator's reasonable judgment, materially adversely affect the Resort Operations, title to the Land or the Resort or Resort Services Commercial Lots;
(c) not to do or fail to do anything that would violate the terms, covenants, conditions and obligations to be made, kept, observed or performed by Owner under any concession, security instrument or other agreement in respect of the Resort or Resort Services Commercial Lots that would adversely affect the Resort Operations.

11.5     Pre-Opening  Services.  No  later  than eight (8) months prior to the
         ---------------------
anticipated Commencement Date, the Pre-Opening Budget shall be prepared by Operator and approved by Master Manager. Master Manager shall be responsible for all costs and expenses in the Pre-Opening Budget, as the same may be amended as set forth herein and will reimburse Operator promptly, on a monthly basis for any and all expenditures under the Pre-Opening Budget. Master Manager recognizes that Operator, with written notice to Master Manager, may incur certain pre-opening expenditures before the Pre-Opening Budget has been prepared and approved. Master Manager agrees that the Pre-Opening Budget will be intended only to be a reasonable estimate and may need to be amended should opening conditions or circumstances change. Master Manager acknowledges that the Pre-Opening Budget will be premised upon an assumed soft opening and subsequent Commencement Date. If the actual Commencement Date is later than the assumed date or if opening conditions materially change, certain line items of the Pre-Opening Budget will need to be adjusted in order to ensure a successful opening of the Resort. Master Manager agrees to reasonably consider and approve requests from Operator for such changes in the Pre-Opening Budget. Operator, for and on behalf of Master Manager, is authorized to take all action deemed reasonably necessary by Operator to implement, perform and/or cause the performance of the items set forth in the Pre-Opening Budget.

     During the period prior to the Commencement Date, regular periodic inspections, including the required periodic pre-opening inspections, shall be conducted jointly by Master Manager and Operator for the purpose of insuring substantial compliance with the plans and specifications for the Resort Project and to maintain a current punch list. Owner agrees to take all reasonable measures necessary to remedy or cause Developer to remedy any deficiencies pursuant to the plans and specifications and requirements of this Agreement indicated by such pre-opening inspection. Should Operator elect, it may accept the Resort and/or Resort Services Commercial Lots conditionally, subject to such deficiencies being remedied by Master Manager. Any acceptance of the Resort and/or Resort Services Commercial Lots by Operator shall have no binding effect and may be rescinded by Operator if any such deficiency or deficiencies shall subsequently be discovered or Owner fails to cause any identified discrepancies to be remedied to Operator's reasonable satisfaction. In addition, Owner shall cause the Resort and Resort Services Commercial Lots to be made available for Operator's performance of the Pre-Opening Services.

11.6     Sales Office.  Operator acknowledges and agrees that Owner and Master
         ------------
Manager will occupy offices in the Resort in the area where the other commercial spaces are located, at a specific location within such area for use as a real estate sales office for the sale and resale of the Condominium Units and Town Home Units and Timeshare and Vacation Club memberships and other real estate activities (the "Sales Office") and Master Manager shall occupy offices to
                   ---------------
perform its duties and responsibilities in managing its affairs, the affairs of the Condominium and Homeowners' Associations, the CDD and duties and responsibilities related to this Agreement.

11.7  Exclusivity.  During  the  Term  of  this  Agreement,  Operator  shall not
     ------------
operate another hotel, resort, time-share or like facility (including any other hospitality or leisure-related concepts) under the name "Sonesta" within 50 miles of the Resort, or otherwise license the name "Sonesta" for such use.

11.8  Purchasing.  As  requested by Master Manager, Operator shall supervise and
      ----------
purchase or arrange for the purchase of capital items (including Initial FF&E), Operating Equipment, food, beverages, inventories, provisions and supplies which in the normal course of business are necessary and proper for the maintenance and operation of the Resort and shall be entitled to collect its then-current mark-up with respect to such purchased items, which mark-up shall not exceed seven percent (7%). Operator shall use reasonable efforts to purchase the Furniture, Fixtures and Equipment, Operating Equipment and other goods and supplies on competitive terms, including price, giving due regard to maintaining the Quality Standards.

                                   ARTICLE 12
                         AMERICANS WITH DISABILITIES ACT

12.1     Requirements of ADA.  The parties acknowledge that the Americans With
         -------------------
Disabilities Act of 1990 (42 U.S.C. Sec.12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA")
                                                                           ----
establishes requirements for business operations, accessibility and barrier removal, and that such requirements may or may not apply to the Resort depending on, among other things: (1) whether the Resort Operations and/or the Resort and/or each Unit and/or the Resort Services Commercial Lots is deemed a "public accommodation" or "commercial facility," (2) whether such requirements are "readily achievable," and (3) whether a given alteration affects a "primary function area" or triggers "path of travel" requirements.

12.2     Master  Manager  Compliance  with  ADA.  Master  Manager and Operator
         --------------------------------------
hereby agree that Master Manager shall be responsible for compliance with all requirements of the ADA with respect to the initial construction of the Resort and all components thereof and Master Manager agrees that it or another entity controlled by Owner will retain title to or control over a sufficient number of Units that comply with the use and access requirements of the ADA (the "ADA
                                                                             ---
Compliant Units") to ensure compliance by the Resort with the ADA, and will make
--------------
the ADA Complaint Units available at all times for use as part of the Rental Program, or will otherwise guaranty that there will be sufficient ADA Compliant Units in the Rental Program at all times.

12.3  Delivery  of  Compliance  Certificate.  As  soon as reasonably practicable
      -------------------------------------
after substantial completion of the Resort, Master Manager shall obtain and deliver to Operator a certification by the project architect certifying that the initial construction of the Resort complies with the then-current ADA requirements. Master Manager shall be responsible for compliance with all requirements of the ADA with respect to any alterations to the Resort and/or Resort Services Commercial Lots made during the Term (including repair and restoration performed in connection with a casualty event or Condemnation), including the cost of ADA Title III "path of travel" requirements triggered by such alterations. Operator shall be solely responsible for requirements under Title I of the ADA relating to hiring and firing of Resort employees.

                                   ARTICLE 13
                            SONESTA PROPRIETARY MARKS

13.1     Ownership of Sonesta Marks.  Operator shall demonstrate its ownership
         --------------------------
of and shall use Sonesta Proprietary Marks in the performance of its responsibilities pursuant to this Agreement. No other party acquires rights to the Sonesta Proprietary Marks pursuant to this Agreement or otherwise. No other party will assert any ownership or other rights in the Sonesta Marks and will take no action whatsoever to contest Operator's proprietary interest in any of them.

13.2     Changes. Operator, from time to time in its discretion, may modify
         -------
all or any part of the Sonesta Proprietary Marks. As soon as reasonably possible, Operator will cease using the former Sonesta Proprietary Marks and commence using the modified Sonesta Proprietary Marks with respect to the operation of the Resort. Operator shall be solely responsible for any expenses associated with the modifications of Sonesta Proprietary Marks.

13.3     Defense  or  Enforcement  of the Sonesta Proprietary Marks. Master
         ----------------------------------------------------------
Manager will immediately notify Operator of anything that Master Manager reasonably believes may affect Operator's ownership or use of the Sonesta Proprietary Marks ("Sonesta Proprietary Marks Claim"). If Owner or Master
                      ----------------------------------
Manager  is  named  as  a  party  in any proceedings with respect to any Sonesta
Proprietary Marks Claim, Master Manager must deliver copies of all relevant documents to Operator within seven days after receipt of them by any affiliate of Master Manager, and tender the defense to Operator. Operator, at its expense, will defend against such Sonesta Proprietary Marks Claim resulting solely with respect to the use of the Sonesta Proprietary Marks. If Operator makes a determination with respect to any proceedings or negotiations in connection with the Sonesta Proprietary Marks through legal counsel, or there is an adjudication by a court of competent jurisdiction, that a third party's right to all or any part of the Sonesta Proprietary Marks is superior to Operator's, Operator will cease using that part of or all of the Sonesta Marks with respect to the operation of the Resort.

13.4     Master  Manager's and Owner's use of Sonesta Marks. Master Manager
         --------------------------------------------------
and  Owner  shall have the limited right to use the Sonesta Proprietary Marks in
(a) promotional, marketing, sales, or advertising literature pertaining to the Resort, (b) legal documents or agreements pertaining to the Resort, and (c) official documents or instruments to be filed with governmental or municipal departments or offices pertaining to the Resort, subject to obtaining, in all cases, Operator's prior written approval, which approval may be withheld in Operator's sole discretion, and subject to compliance with the other terms and conditions of this Agreement.

                                   ARTICLE 14
                                  ARBITRATION

14.1 Any dispute arising hereunder between Master Manager and Operator shall be referred for decision to arbitration as follows. Within twenty (20) days of the receipt by one party of written notice from the other requesting arbitration and describing in detail the dispute to be resolved, each party shall choose an arbiter with at least ten (10) years' experience in or in connection with the hospitality industry, and both of said arbiters shall together resolve said dispute. If either party fails to appoint an arbiter within the period of time set forth herein for appointment of an arbiter, then the other party may apply to the American Arbitration Association, Orlando Office, for the appointment of such arbiter. In the event that said arbiters are unable to resolve said dispute within thirty (30) days of the date the last of them was appointed, they shall together select a third arbiter. Within thirty (30) days of the selection of said third arbiter with like experience in or in connection with the hospitality industry, said third arbiter shall issue written notice to all Parties choosing the position advocated by either one of the parties' arbiters, without compromise. If the parties' arbiters are unable to agree on a third arbiter within twenty (20) days, then either party may apply to the American Arbitration Association, Orlando Office, for the appointment of a third arbiter to decide the dispute. Any arbitration hereunder shall be conducted in Orlando, Florida and the representatives of the respective parties shall have the opportunity to submit written or documentary evidence and oral testimony for the consideration of said third arbiter.

14.2 The decision in writing of the third arbiter so selected or appointed shall be final and conclusive upon both parties. The costs and expenses of such arbitration, including the compensation and expenses of such third arbiter, but excluding attorneys' fees, shall be borne by the parties as the arbiters may determine, but failing such determination, as an Expense; provided, however, that if the third arbiter finds that a claim submitted for arbitration was frivolous or that a party's conduct during the arbitration procedure was unreasonable, the party making said claim or conducting itself unreasonably shall bear all such costs and expenses. Either party may apply to any court of competent jurisdiction for an order confirming the award; judgment of the court shall be entered upon the award unless the award is vacated, modified or corrected as provided by law.

14.3 All arbiters shall be bound by the provisions of this Agreement and shall not have the power to subtract from, add to, or modify same. If requested by either party, an arbitration shall be conducted in accordance with the Expedited Procedures provisions of the Commercial Arbitration Rules of the American Arbitration Association (or any similar successor rules) applicable as of the date of the initiation of arbitration.

14.4 The pendency of arbitration proceedings hereunder shall stay the rights and/or obligations of the parties as to the matter in dispute.

14.5 Pending the decision of the arbiters, the parties shall endeavor to operate under this Agreement with as little disruption to the operation of the Resort as possible.

                                   ARTICLE 15
                               GENERAL PROVISIONS

15.1     Subordination  to  Financing.
         ----------------------------

     15.1.1 Owner or its Affiliates may borrow money from one or more lenders for the acquisition, development and/or construction of the Project (or portions thereof). Operator shall, upon written request from Owner, attorney to any mortgagee who enters into a non-disturbance agreement with Operator.

15.2     Nature  of Relationship.  Owner acknowledges that the relationship of
        -----------------------
the parties established by this Agreement is an agency coupled with an interest. This Agreement is not terminable absent default of Operator or the occurrence of other events as specified in SECTION 5.2. Operator shall not be deemed or
                                  ------------
construed to be, and shall not be, under any circumstance or for any purpose, a partner or joint venturer of or with Owner or any Affiliate of Owner including Master Manager by virtue of, or under, this Agreement or otherwise in respect of the Project, Resort, Town Homes and/or Condominiums.

15.3     Notice. All notices, requests, consents and other communications
         ------
required or permitted under this Agreement shall be in writing (including electronic transmission) and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, electronically transmitted, or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, addressed to:

If  to  the  Owner  at:          Tierra  del  Sol  Resort,  Inc.
                                 2015  Reston  Road,  #2211
                                 Orlando,  Florida  32837
                                 Attn:     Malcolm  Wright
                                 Fax  No.  (407)  251-8455
                                 e-mail:  malcolmwri@aol.com


With  a  copy  to:

If  to  the  Master Manager at:  c/o American Leisure Hospitality Group, Inc.
                                 2015  Reston  Road,  #2211
                                 Orlando,  Florida  32837
                                 Attn:     James  E.  Baldridge
                                 Fax  No.  (407)  251-8455
                                 e-mail:


If  to  the  Operator  at:       Sonesta  International  Hotels  Corporation
                                 116  Huntington  Avenue,  9th  floor
                                 Boston,  Massachusetts  02116
                                 Attn:  Office  of  the  Treasurer
                                 Fax  No.  (617)  421-5423
                                 e-mail:                  and
                                 pesonnabend@sonesta.com

With  a  copy  to:               Gunster,  Yoakley  &  Stewart,  P.A.
                                 500  East  Broward  Boulevard
                                 Fort  Lauderdale,  Florida  33394
                                 Attn:  Andrew S. Robins, Esq. and
                                        Susan K. Robin, Esq.
                                 Fax  No.  (954)  523-1722
or to such other address as any party may designate by notice complying with the terms of this Section. Each such notice shall be deemed delivered (a) on the date delivered if by personal delivery; (b) on the date of transmission with confirmed answer back if by electronic transmission; and (c) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

15.4     Amendments.  The  provisions  of  this  Agreement may not be amended,
        ----------
supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

15.5     Severability.  If  any  provision  of  this  Agreement is contrary to,
         ------------
prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible. If any provision of this Agreement may be construed in two or more ways, one of which would render the provision invalid or otherwise voidable or unenforceable and another of which would render the provision valid and enforceable, such provision shall have the meaning which renders it valid and enforceable.

15.6     Governing  Law. This  Agreement and all transactions contemplated by
         --------------
this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

15.7     Jurisdiction  and  Venue.  The parties acknowledge that a substantial
         ------------------------
portion of the negotiations and anticipated performance of this Agreement occurred or shall occur in Orlando, Florida. Any civil action or legal proceeding arising out of or relating to this Agreement shall be brought in the courts of record of the State of Florida in Orange County or the United States District Court, Southern District of Florida, Orlando Division. Each party consents to the jurisdiction of such court in any such civil action or legal proceeding and waives any objection to the laying of venue of any such civil action or legal proceeding in such court.

15.8     Further  Assurances.  The  parties  hereby agree from time to time to
         -------------------
execute and deliver such further and other transfers, assignments and documents and do all matters and things, which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.

15.9     Headings.  The  headings  contained  in  this  Agreement  are  for
         --------
convenience of reference only, are not to be considered a part of this Agreement and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement.

15.10     Binding  Effect.  All  of the terms and provisions of this Agreement
          ---------------
shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective legal representatives, successors and permitted assigns, whether so expressed or not.

15.11     Assignment.  Operator shall have the right to assign its interest in
          ----------
this Agreement, with Master Manager's written consent, to any Affiliate of Operator or to any person or entity with which or into which Operator may be merged or to which it may transfer substantially all of its assets, provided that any such assignee enjoys the same rights to the Sonesta Marks as Operator enjoyed and provided, further, that such assignee assumes Operator's obligations hereunder pursuant to an assumption agreement which is satisfactory to Master Manager and provided further that such assignee has the same or better operating experience and standards as the assignor. Neither Operator nor Master Manager shall have the right to make any other assignment of this Agreement or any interest herein without the prior written consent of the other.

15.12     Enforcement Costs. Subject only to the provisions of Article XIV, if
          -----------------
any civil action, arbitration or other legal proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party or parties shall be entitled to recover from the non-prevailing party reasonable attorneys' fees, sales and use taxes, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, taxes, costs and expenses incident to arbitration, appellate, bankruptcy and post-judgment proceedings), incurred in that civil action, arbitration or legal proceeding, in addition to any other relief to which such party or parties may be entitled. Attorneys' fees shall include, without limitation, paralegal fees, investigative fees, administrative costs, sales and use taxes and all other charges billed by the attorney to the prevailing party.

15.13     Remedies Cumulative. Except as otherwise expressly provided herein, no
          --------------------
remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

15.14     Force Majeure.  Neither party shall be liable to the other in damages,
          --------------
nor  shall  this  Agreement  be  terminated,  because  of  any  Force  Majeure.

15.15    Consents or Approvals. Except as otherwise provided herein, whenever in
         ----------------------
this Agreement the consent or approval of Owner, Master Manager or Operator is requested by the other party in writing, and provided this Section is specifically referenced in such request, such consent or approval shall be deemed granted unless Operator, Master Manager or Owner (as the case may be) delivers a written denial thereof to the requesting party within ten (10) days of its receipt of the request. Unless provided to the contrary in this Agreement, any such denial must be reasonable and must set forth the reason(s) for denial in reasonable detail.

15.16     No Recording of Memorandum of Agreement. No party shall have the right
          -----------------------------------------
to record a Memorandum of Agreement with respect to this Agreement in the Public Records of Polk County or Orange County, Florida.

15.17     Master Manager's Representations.  Master Manager represents and
          --------------------------------
warrants that it is authorized by the fee owner of the Resort Services Commercial Lots and has full right and authority to enter into this Agreement on the terms and conditions set forth herein, and no other person or entity has any right of possession in or to the Resort Services Commercial Lots, and that the provisions of this Agreement do not conflict with or violate the provisions of existing agreements with any third parties. These representations and warranties shall survive termination of this Agreement or expiration of the Term.

15.18     Providing Information. Operator shall cooperate with Master Manager in
          ----------------------
providing financial and other information reasonably requested by Owner's lender(s) regarding the operation of the Resort.

15.19     Time of the Essence. Time is of the essence with respect to Operator's
          ---------------------
and Master Manager's respective obligations hereunder; provided, however, that any delay in the performance of any such obligations due to causes set forth in
SECTION  15.14  shall  be  deemed  to  extend  the  time for performance of such
--------------
obligations for the period of such delay; and provided further that the inadvertent or incidental failure of either party to meet a deadline that has no material effect shall not result in termination of this Agreement.

15.22     Counterparts.  This  Agreement  may  be  executed  in one or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by telex or by telecopy or telefax of a facsimile signature page shall be binding upon any party so confirming.

15.23     Days.  Any reference in this Agreement to "days" shall mean calendar
          ----
days,  unless  a  contrary  intent  is  clearly  set  forth.

15.24     Entire Agreement.  This Agreement and the Exhibits and Schedules
          ----------------
attached hereto represent the entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and between such parties.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                    BALANCE OF PAGE INTENTIONALLY LEFT BLANK

                                 SIGNATURE PAGE
                                 --------------

                               OPERATING AGREEMENT

                     AMERICAN LEISUREHOSPITALITY GROUP, INC.

                            AND SONESTA ORLANDO, INC.

                                JANUARY 29, 2005


                                            OPERATOR:

WITNESSES:                                  SONESTA ORLANDO, INC.
/s/ Steven Parker
---------------------------------           By: /s/ Alan  M.  Sonnabend
Print  Name: Steven Parker                  Name:  Alan  M.  Sonnabend
            ---------------------                  -------------------
/s/ Malcolm J. Wright                       Title: Vice  President
---------------------------------                  ------------------
Print  Name: Malcolm J. Wright              Date:  January 29, 2005
            ---------------------                  -------------------



                                            MASTER  MANAGER:

                                            AMERICAN  LEISURE  HOSPITALITY
                                            GROUP,  INC.

WITNESSES:

-----------------------------------
/s/ Steven Parker
-----------------------------------         By: /s/ James  E.  Baldridge

Print  Name: Steven Parker                  Name:   James  E.  Baldridge
           ------------------------                 --------------------
/s/ Malcolm J. Wright                       Title:  Chief  Executive  Officer
-----------------------------------
                                            Date:   January 29, 2005
Print  Name: Malcolm J. Wright                      ------------------------
            -------------------------

ROSTER  OF  EXHIBITS  AND  SCHEDULES                              CITATIONS
------------------------------------                              ---------

Exhibit  A     -     Legal  Description  (Preamble)                    1.43
Exhibit  B     -     Resort  Description  (Preamble)
Exhibit  C     -     CDD  Facilities  -  Need                          1.13
Exhibit  D     -     (1)  Rental  Management  Agreement                1.17  (a)
                     (2)  Unit  Management  Agreement                  1.65, 4.1
Exhibit  E     -     Roster of Leases by Master Manager from          Footnote 3
                     Owners  of  Resort  Commercial  Lots
Exhibit  F     -     Roster  of  Resort  Commercial  Lots              1.74
Exhibit  G-1   -     Form  of  Disclaimer                              4.3
Exhibit  G-2   -     Certificate  of  Disclaimer                       4.3
Exhibit  H     -     Declaration  of  Condominium                     11.3
                     Costa  Blanca at Tierra del Sol, A Condominium
Exhibit  I     -     Master  Declaration of Tierra del Sol Resort     11.3
                     HOA,  Inc.
Exhibit  J     -     Roster  of  Sonesta  Proprietary  Marks          1.77

Schedule  1.5                                                        Section 1.5

Data  Summary  of  the  Resort Operation As Shall Be Depicted in the Annual Plan

                                    EXHIBIT B
                                    ---------
                               RESORT DESCRIPTION
                               ------------------
TIERRA  DEL  SOL  RESORT

-     972  Condominiums  and  Townhomes  Vacation  Homes
-     100,000  sq.  ft.  +/-  Clubhouse  featuring
          Registration  &  Concierge  Facilities
          Full  Service  Restaurant,  Kitchen  &  Lounge
          Lobby  Lounge
          Deli  Market
          Spa  &  Salon
          Fitness  Center
          Video  Arcade
          Private  Multi-purpose  Rooms
          Special  Programs  Room
          Tierra  del  Sol  Owner's  Club
          Administrative  Offices
          Master  Association  Administrative  Office
          Sales  &  Marketing  Offices
-     Swimming  Pool  and  Deck  with  Lazy  River  and  Waterslides
-     Pool  Snack  Bars  and  Restroom  Facilities
-     Mini-golf  (future)
-     Interactive  Water  Park  with  Wave  Pool  and  Rapid  River  (future)
-     Wakeboard  Water  Attraction  Facility  (future)
-     Administration  Building
-     Operations  and  Maintenance  Center
-     Housekeeping  and  Trash  Storage  Kiosks

                                    EXHIBIT C
                                    ---------
                              ROSTER OF COMPONENTS
                    WESTRIDGE COMMUNITY DEVELOPMENT DISTRICT
                               ("CDD FACILITIES")

Road  &  Street  Lighting

-     Offsite  Sewer  &  Water  Improvements
-     US  27  Improvements  (accel-decel  lanes)
- Curbs, Asphalt, Striping & Signage (Collector Roadways and certain Common Area Parking Areas)
-     Arbors  at  various  Sidewalk  Locations
-     Main  Boulevard  (4-lane)  and  Bike  Lane  &  Landscaped  Median
-     Sidewalks
-     Site  Electrical  &  Progress  Energy  Transformers
-     Fire  Hydrants

Water  &  Wastewater

-     Water,  Sewer  &  Reclaimed  (Re-use)  Water  Lines,  Stormwater  System
-     Sanitary  Sewer  Lift  Station

Landscaping  &  Common  Areas

-     Entrance  Lighting
-     US  27  Frontage  &  Boundary  Berm  &  Landscaping
-     Common  Area  Fountains  &  Hardscape
-     Common  Area  Seed,  Sod  &  Irrigation
-     Entrance  Sign  &  Hardscape
-     Landscaping  Facilities  &  Building
-     Landscaping  Equipment
-     Bus  Shelter  &  Bus  Stop  Improvements
-     Grading
-     Survey  &  Layout
-     Wayfinding  Signage  (other  than  entrance)

Utilities  &  Fire  Safety

-     Burying  Existing  Power  Lines
-     Site  Fire  Protection  System  &  Backflow  Preventers
-     Security  &  Fire  Control  Head-in  Building
-     Trash  Compactor  &  Enclosure

Land

-     Common  Area  Land

Professional  Consultants

-     Civil  Engineering
-     Landscape  Architecture
-     Building  Architecture
Boundary,  Topographical  and  Jurisdictional  Boundary  Surveying